SIT MUTUAL FUNDS
                                   BOND FUNDS
                                  ANNUAL REPORT

                                 MARCH 31, 2001



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND





                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

Chairman's Letter                                                      2

Performance Summary                                                    4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Money Market Fund                                             6

         U.S. Government Securities Fund                              10

         Tax-Free Income Fund                                         16

         Minnesota Tax-Free Income Fund                               32

         Bond Fund                                                    44

Notes to Portfolios of Investments                                    48

Statements of Assets and Liabilities                                  49

Statements of Operations                                              50

Statements of Changes in Net Assets                                   52

Notes to Financial Statements                                         54

Financial Highlights                                                  58

Federal Income Tax Information                                        63

Results of Shareholder Meeting                                        64

Independent Auditors Report                                           66

List of Directors and Officers                                        67

A Look at Sit Mutual Funds                                            68

         This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear fellow shareholders:

Interest rates declined over the fiscal year ended March 31, 2001, contributing to strong fixed income returns during the period. March 2001 marked the tenth anniversary of the current economic expansion, the longest in the past century. However, economic activity has slowed significantly over the past twelve months, and the Federal Reserve has shifted monetary policy from one of tightening to one of ease. Despite this environment, most equity indices have declined, and lower risk financial assets have outperformed.

ECONOMIC OVERVIEW

The initial estimate of first quarter U.S. real GDP growth was a moderate +2.0% annual rate, following fourth quarter growth of +1.0%. Both quarters were a far cry from the unsustainable +8.3% pace during the fourth quarter of 1999. Consumer spending has slowed to a still healthy +3.1% annual rate in the first quarter, as housing and autos sales remained steady. Key variables impacting consumers' willingness to spend are confidence about the future and unemployment, which remains low despite the rate edging up slightly from a record low of 3.9% in October 2000 to 4.3% in March 2001. Unemployment claims have trended upward in recent weeks, and it is unclear how the cumulative impact of the stock market correction and a slowdown in manufacturing will play out as corporations continue to reduce capital expenditures. We assume U.S. economic growth will be modest over the near term as inventory correction continues, particularly in the technology sector. It is possible that second quarter real GDP growth will be less than the first quarter, perhaps even negative. However, given the strength of the consumer, we believe the economy will successfully rebound to a moderate +2.5% rate of growth in the second half of the year, with full year 2001 GDP growth approximating +1.5%.

Under these slowing economic conditions, consumer price inflation has held steady around +3.5% but should ease somewhat. Producer price inflation rose to +4.0% year-over-year in the latest reading, but the "core" rate was still a very low +1.3%. Within the manufacturing sector, pricing appears generally subdued as inventories are being pared down. Slower growth will likely be accompanied by contained inflation and lower interest rates, particularly among shorter maturities, which will be the result of further Federal Reserve easing.

Fiscal policy will be more stimulative going forward. The President's $1.6 trillion 10-year tax cut package was generally accepted in the House but not in the Senate. The Senate's proposal pares tax cuts by $400 billion to $1.2 trillion. While the 50/50 Democrat/Republican split in the Senate is creating difficulties, compromise will be reached, most likely in September. The specifics of the budget plan could include up to $85 billion in tax rebates this year and proposed spending increases of approximately +4%.

The U.S. dollar exchange rate continued to strengthen last month in spite of lowered expectations for U.S. growth and will serve as a further drag on U.S. corporate profits. Even with lowered growth assumptions, the United States remains relatively attractive in a global context given Japan's ongoing difficulties and the likelihood of slower growth in Europe.

2
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STRATEGY SUMMARY

The Federal Reserve continued its aggressive easing of monetary policy by lowering short-term interest rates another 50 basis points to 4.50% on April 18, 2001. This move follows the three 50 basis points reductions in the first quarter, resulting in the lowest federal funds rate target since 1994. Additional cuts are likely to follow until the economy begins to stabilize. However, we could see longer-term rates trend higher as the economy rebounds in the second half of the year.

In taxable bond portfolios, durations are slightly longer than related benchmarks and portfolios are positioned to take advantage of further yield curve steepening. Portfolios continue to underweight U.S. Treasuries, yet maintain an AAA average credit quality by focusing on non-Treasury sectors that offer substantial yield advantage over Treasuries. Portfolio structure is based on the assumptions that the Fed will continue to lower short-term rates and that the economy will trough in the second quarter and improve later this year.

In the municipal market, strong demand from retail buyers continues to benefit shorter maturity and intermediate bonds. In addition, demand from investors reaching for yield is benefiting lower-rated investment grade bonds as yield spreads narrow. Incremental yields in the hospital sector, however, remain at more than twice those of other similarly rated revenue bonds. We intend to maintain our weighting in this sector and look for opportunities to reduce holdings as yield spreads contract. We remain focused on the 6 to 15 year maturity range of the municipal yield curve, which we believe offers the most attractive risk/reward profile, and expect to shorten portfolio durations to approximately 6 years as municipal yields approach the low end of their historical range.

Fixed income investments are an important component of a well-diversified long-term portfolio and we believe that the Sit bond funds offer an attractive risk/reward profile to complement equity holdings. We appreciate your interest and investment in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.



With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   Interest rates declined over the fiscal year ended March 31, 2001, contributing to strong fixed income returns. The Federal Reserve (Fed) raised the federal funds rate a sixth time by +0.50% to 6.50% on May 16, 2000, for a total of +1.75% since it began tightening in June 1999. On January 3, 2001, the Fed cut the federal funds rate to 6.00% in response to slowing economic growth, and then twice more to 5.00% by March 20, 2001. 3-month T-bill yields began the period at 5.88%, peaked at 6.44% in early November, and then decreased to 4.29% at year-end. Intermediate and longer-term Treasury yields, however, peaked in mid-May, and then declined dramatically in December, in anticipation of the shift in Fed policy. The Treasury curve reversed its inversion as the 2-year Treasury yield fell 231 basis points from 6.48% to 4.17% while the 30-year yield fell only 38 basis points from 5.84% to 5.46%. As a result, intermediate maturity Treasuries outperformed longer maturities.
   Yield curves for other taxable bond sectors began the period positively sloped. Thus, the decline in shorter-term yields was less dramatic, and longer duration securities generally outperformed shorter duration securities. Non-Treasury sectors outperformed Treasuries, benefiting from their yield advantage. The agency sector performed best, followed by asset-backed securities, mortgage pass-throughs and corporates. Heavy supply and concerns over a slowing economy partly offset the corporate sector's large yield advantage. We believe non-Treasury sectors remain the most attractive part of the taxable bond market.
   The Bond Buyer 40-Bond Index yield fell -0.67% during the year to 5.30%. Yields for shorter maturity municipals declined more, benefiting from lower issuance and strong demand. Longer duration municipal indices underperformed shorter duration indices. With their lower income returns, most municipal indices also underperformed taxable indices; the hospital sector was the exception, performing competitively against most taxable sectors. Housing bonds lagged due to their more stable price characteristics. Municipals continue to appear cheaply valued compared to Treasuries, but look fairly valued compared to corporates. Yields offered by lower-rated investment grade municipals remain attractive, as quality yield spreads are still wide. Municipals in the 6-15 year maturity range offer the most attractive risk/reward opportunities.

                                          1992           1993
                                        -------------------------------
SIT MONEY MARKET FUND (1)                  --            0.46%(2)
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           5.43%          7.34
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  7.71          10.42
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                            --            1.60(2)
-----------------------------------------------------------------------
SIT BOND FUND                              --            0.34(2)
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                 --            0.53(2)
LEHMAN INTER. GOVERNMENT BOND INDEX       6.93           8.17
LEHMAN 5-YEAR MUNICIPAL BOND INDEX        7.62           8.73
LEHMAN AGGREGATE BOND INDEX                --            0.54(2)

                                         NASDAQ
                                         SYMBOL        INCEPTION
                                         ------        ---------
SIT MONEY MARKET FUND                     SNIXX        11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           SNGVX        06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  SNTIX        09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND        SMTFX        12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                             SIBOX        12/01/93
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                             11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                    05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                     09/30/88
LEHMAN AGGREGATE BOND INDEX                            11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/01.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/01 was 4.70%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.46%, 7.78%, 8.39% and 8.89%, respectively (Income subject to state tax, if any).

4
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
    TOTAL RETURN - CALENDAR YEAR
                                                                                  YIELD
                                                                       YTD        AS OF   DISTRIBUTION
    1994      1995     1996     1997     1998      1999      2000      2001      3/31/01     RATE(3)
----------------------------------------------------------------------------    ----------------------
    3.84%     5.58%    5.08%    5.22%    5.17%     4.79%     6.03%     1.33%      4.81(4)
-------------------------------------------------------------------------------------------------------
    1.77     11.50     4.99     8.19     6.52      1.37      9.15      2.63       6.07        6.31%
-------------------------------------------------------------------------------------------------------
   -0.63     12.86     5.69     9.87     6.29     -4.01      8.32      2.23       5.37(5)     5.26
-------------------------------------------------------------------------------------------------------

    0.63     11.90     5.89     8.19     6.14     -3.82      8.09      2.00       5.42(6)     5.27
-------------------------------------------------------------------------------------------------------
   -1.31     16.83     4.25     9.44     6.52     -0.34      9.25      3.09       6.67        6.78
-------------------------------------------------------------------------------------------------------

    4.47      5.98     5.27     5.32     5.01      4.88      6.16      1.24
   -1.75     14.41     4.06     7.72     8.49      0.49     10.47      3.00
   -1.28     11.65     4.22     6.38     5.84      0.74      7.72      2.84
   -2.92     18.47     3.63     9.65     8.69     -0.82     11.63      3.04

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                             PERIODS ENDED MARCH 31, 2001
            TOTAL RETURN                      ---------------------------------------------------------
      QUARTER       SIX MONTHS                                                               SINCE
   ENDED 3/31/01   ENDED 3/31/01               1 YEAR         5 YEARS        10 YEARS      INCEPTION
       1.33%           2.87%                    6.00%          5.27%            --           5.06%
-------------------------------------------------------------------------------------------------------
       2.63            6.15                    10.34           6.47            6.86%         7.74
-------------------------------------------------------------------------------------------------------
       2.23            5.09                     9.02           5.67            6.52          6.78
-------------------------------------------------------------------------------------------------------
       2.00            4.70                     8.43           5.21             --           5.44
-------------------------------------------------------------------------------------------------------
       3.09            7.05                    11.18           6.69             --           6.42
-------------------------------------------------------------------------------------------------------

       1.24            2.82                     5.96           5.32             --           5.22
       3.00            7.09                    11.96           6.96            7.28          7.81
       2.84            5.69                     9.46           5.54            6.29          6.60
       3.04            7.37                    12.53           7.48             --           6.88

(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.17%, 8.52%, 9.19% and 9.74%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%). Investment income in Sit Minnesota Tax-Free Income Fund may be subject to the federal alternative minimum tax.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with returns of +1.33% for the three months and +6.00% for the year ended March 31, 2001, compared to +1.25% and +5.68% average returns, respectively, for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked in the top quartile in its Lipper peer group category for the three-month, one-, three-, five-year, and since inception periods ended March 31, 2001. As of March 31, 2001, the Fund's 7-day compound yield was 4.81% and its average maturity was 32 days, compared to 6.34% and 23 days, respectively, at December 31, 2000 and 5.49% and 30 days, respectively, at March 31, 2000.
   The past year has been an active one for the Federal Reserve. After raising the federal funds target rate from 6.00% to 6.50% in May of 2000, the Fed remained on hold for the remainder of the calendar year. However, with evidence of a significant slowdown in the economy mounting by the end of 2000, the Fed began an aggressive easing program in January 2001. Specifically, the Fed reduced the federal funds target rate by 2.00% in four 50 basis-point easings from January to April of 2001. As of April 18, 2001, the date of the fourth ease, the federal funds target rate stood at 4.50%, the lowest it has been since August of 1994. Given the continued weakness in the economy, we believe the Fed will continue easing in the first half of 2001. In this falling interest rate environment, the Fund has worked to increase its average maturity, bringing it up from 23 days at December 31, 2000 to 32 days at March 31, 2001. The Fund will target its average maturity near the longer end of its customary 20-40 day range until the Fed appears to be done easing for this interest rate cycle. Unfortunately, this falling interest rate environment will result in the Fund earning a sharply reduced yield in the coming year.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity weakens from a very strong level, we do not foresee a significant impact on the short-term creditworthiness of top-tier commercial paper issuers in general. However, certain issuers have experienced some liquidity challenges over the past few months and more may follow during the remainder of 2001. We will increase our vigilance as market conditions warrant.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

   An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                Net Asset Value  3/31/01:       $1.00 Per Share
                                 3/31/00:       $1.00 Per Share

                        Total Net Assets:     $110.5 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Diversified Finance   15.9
                      Consumer Loan Finance   13.5
                       Captive Auto Finance   13.5
                                     Energy   11.7
                             Communications    9.0
                                  Insurance    7.2
                      Consumer Non-Durables    5.4
                     Sectors 4.5% and Under   22.1
                    Cash & Other Net Assets    1.7

6
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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

3 Month**              1.33%          1.24%           1.25%
6 Month**              2.87           2.82            n/a
1 Year                 6.00           5.96            5.68
3 Year                 5.35           5.33            5.04
5 Year                 5.27           5.32            5.01
Inception              5.06           5.22            4.87
  (11/1/93)

                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

1 Year                 6.00%          5.96%           5.68%
3 Year                16.91          16.86           15.91
5 Year                29.29          29.59           27.68
Inception             44.18          45.85           42.31
  (11/1/93)


*AS OF 3/31/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/01 would have grown to $14,418 in the Fund or $14,585 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

SIT MONEY MARKET FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY ($)          NAME OF ISSUER                           MARKET VALUE(1)
------------------------------------------------------------------------------
COMMERCIAL PAPER (98.3%) (2)
   AUTOMOBILE RENTAL (4.5%)
                      Hertz Corp.:
          1,600,000      5.37 %,4/3/2001                            1,599,284
          1,700,000      5.32 %,4/24/2001                           1,693,971
          1,700,000      5.34 %,4/27/2001                           1,693,191
                                                                 -------------
                                                                    4,986,446
                                                                 -------------

   CAPTIVE AUTO FINANCE (13.5%)
                      Ford Motor Credit Corp.:
          1,000,000      5.32 %,4/5/2001                              999,261
          2,000,000      5.02 %,4/19/2001                           1,994,701
          2,000,000      5.01 %,5/3/2001                            1,990,815
                      General Motors Acceptance Corp.:
          1,000,000      5.47 %,4/6/2001                              999,088
          2,000,000      5.35 %,4/26/2001                           1,992,272
          2,000,000      5.02 %,5/11/2001                           1,988,566
                      Toyota Motor Credit Corp.:
          1,500,000      5.30 %,4/2/2001                            1,499,558
          1,500,000      5.17 %,4/3/2001                            1,499,354
          2,000,000      5.36 %,4/10/2001                           1,997,022
                                                                 -------------
                                                                   14,960,637
                                                                 -------------

   CAPTIVE EQUIPMENT FINANCE (4.5%)
                      Caterpillar Financial Services Corp.:
          2,500,000      4.91 %,5/21/2001                           2,482,610
          2,500,000      4.93 %,5/25/2001                           2,481,170
                                                                 -------------
                                                                    4,963,780
                                                                 -------------

   COMMUNICATIONS (9.0%)
          1,000,000   BellSouth Capital Funding Corp.,
                         5.30 %,4/11/2001   (5)                       998,381
                      BellSouth Telecommunications, Inc.:
          1,439,000      5.08 %,4/20/2001                           1,434,939
          2,561,000      5.11 %,5/4/2001                            2,548,640
                      SBC Communications, Inc.:
          1,500,000      5.29 %,4/4/2001                            1,499,118
          2,000,000      5.09 %,4/16/2001                           1,995,476
          1,500,000      4.85 %,5/18/2001                           1,490,325
                                                                 -------------
                                                                    9,966,879
                                                                 -------------

   CONSUMER LOAN FINANCE (13.5%)
                      American Express Credit Corp.:
          1,000,000      5.30 %,4/4/2001                              999,411
          2,000,000      4.98 %,5/15/2001                           1,987,550
          2,000,000   American General Financial Corp.,
                         4.68 %,6/22/2001                           1,978,420

------------------------------------------------------------------------------
QUANTITY ($)          NAME OF ISSUER                           MARKET VALUE(1)
------------------------------------------------------------------------------
                      Household Finance Corp.:
          1,000,000      4.97 %,4/26/2001                             996,411
          1,500,000      4.81 %,5/24/2001                           1,489,178
          2,500,000      4.72 %,6/27/2001                           2,471,156
                      Wells Fargo Financial, Inc.:
          1,500,000      5.30 %,4/12/2001                           1,497,350
          2,000,000      4.95 %,5/1/2001                            1,991,475
          1,500,000      4.95 %,5/2/2001                            1,493,400
                                                                 -------------
                                                                   14,904,351
                                                                 -------------

   CONSUMER NON-DURABLES (5.4%)
                      Coca Cola Co.:
          1,931,000      5.32 %,4/12/2001                           1,927,576
          1,000,000      4.96 %,5/7/2001                              994,902
          3,000,000   Coca Cola Enterprises,
                         4.84 %,5/3/2001    (5)                     2,986,690
                                                                 -------------
                                                                    5,909,168
                                                                 -------------

   CONSUMER SERVICES (4.5%)
                      Walt Disney Company:
          1,200,000      5.15 %,5/8/2001                            1,193,477
          1,800,000      5.15 %,5/9/2001                            1,789,957
          2,000,000      4.86 %,5/23/2001                           1,985,690
                                                                 -------------
                                                                    4,969,124
                                                                 -------------

   DIVERSIFIED FINANCE (15.9%)
                      Associates First Capital B.V.:
          2,000,000      5.21 %,4/10/2001                           1,997,106
          2,000,000      5.15 %,4/19/2001                           1,994,564
                      CIT Group Holdings, Inc.:
          1,000,000      5.34 %,4/17/2001                             997,478
          2,500,000      5.33 %,4/18/2001                           2,493,337
          2,000,000      5.05 %,5/10/2001                           1,988,778
                      General Electric Capital Corp.:
          1,115,000      5.36 %,4/2/2001                            1,114,668
          2,000,000      4.82 %,5/18/2001                           1,987,147
                      General Electric Capital Services:
          1,500,000      5.33 %,4/9/2001                            1,498,001
          1,500,000      5.47 %,4/11/2001                           1,497,493
          2,000,000      4.80 %,5/17/2001                           1,987,467
                                                                 -------------
                                                                   17,556,039
                                                                 -------------

   ENERGY (11.7%)
                      Chevron UK Investment:
          1,000,000      5.58 %,4/11/2001                             998,295
          2,500,000      5.98 %,5/14/2001                           2,484,783
          1,500,000      4.73 %,5/22/2001                           1,489,752
          5,000,000   Exxon Mobil Australia, 5.37%, 4/2/01          4,998,508

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------------------------------------------------------------------------------
QUANTITY ($)          NAME OF ISSUER                           MARKET VALUE(1)
------------------------------------------------------------------------------
                      Texaco, Inc.:
          1,000,000      5.35 %,4/17/2001                             997,474
          2,000,000      4.70 %,5/29/2001                           1,984,594
                                                                 -------------
                                                                   12,953,406
                                                                 -------------

   FINANCIAL SERVICES (2.7%)
                      Transamerica Finance Corp.:
          1,000,000      5.30 %,4/24/2001                             996,467
          2,000,000      5.37 %,4/30/2001                           1,991,050
                                                                 -------------
                                                                    2,987,517
                                                                 -------------

   INSURANCE (7.2%)
          3,000,000   Am. General Corp., 4.65%, 5/31/01             2,976,362
                      Liberty Mutual Insurance Co.:
          2,144,000      5.43 %,4/25/2001   (5)                     2,135,915
          2,800,000      5.43 %,4/25/2001   (5)                     2,789,442
                                                                 -------------
                                                                    7,901,719
                                                                 -------------

   PROCESS INDUSTRIES (2.3%)
          2,562,000   Dow Chemical Company,
                         5.48 %,4/2/2001                            2,561,220
                                                                 -------------

   PRODUCER MANUFACTURING (3.6%)

          2,000,000   Deere & Co., 5.31%, 4/23/01                   1,993,215
          2,000,000   John Deere B.V., 4.73%, 6/21/01               1,978,452
                                                                 -------------
                                                                    3,971,667
                                                                 -------------

Total investments in securities
   (cost:  $108,591,953) (7)                                     $108,591,953
                                                                 =============


                 See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The U.S. Government Securities Fund provided investors a +10.3% return for the past 12 months. The 12-month returns for the Lipper U.S. Government Fund universe average and the Lehman Intermediate Bond Index were +11.4% and +12.0%, respectively. The Fund holds a 5-Star overall rating by Morningstar out of 1,786 funds in the taxable bond category as of March 31, 2001.
   The U.S. Treasury yield curve steepened significantly over the past 12 months. Shorter maturity Treasury yields declined roughly 2% as the economy slowed and the Federal Reserve began reducing its targeted federal funds rate in January. However, longer term Treasury yields fell much less dramatically as the 30-year Treasury declined only 0.38%. Specifically, the 2-year Treasury yielded 4.17%, the 5-year Treasury yielded 4.55%, and the 30-year Treasury yielded 5.46% at March 31, 2001.
   The Fund's mortgage pass-through securities and collateralized mortgage obligations (CMOs) provided strong returns over the past 12 months as fears of increasing prepayments were offset by the securities' income advantage over U.S. Treasuries and the price appreciation caused by lower short-term rates. The Fund's U.S. Treasury holdings, however, provided the highest 12-month return as the longer duration and lack of prepayment risk more than compensated investors for the sector's low yields.
   Investment activity for the period included additional investment in seasoned high-coupon agency mortgage pass-through securities as existing holdings paid down. These seasoned securities are less likely to experience large increases in prepayments, in comparison to other mortgage backed securities, as interest rates decline because the homeowners on these underlying mortgages have had several opportunities to refinance at lower interest rates in previous interest rate cycles. In addition, the Fund's CMO weighting was increased. The Fund's investments in CMOs also provide a degree of protection from expected increases in prepayments. In the Treasury sector, Treasury Inflation Protected Securities
(TIPS) were purchased to take advantage of monthly spikes in inflation rates. The principal of these securities increases at the rate of CPI while also paying a fixed coupon.
   Looking ahead, we are forecasting that the Fed will continue to lower short-term interest rates and that the economy will trough in the second quarter and improve later this year. We continue to seek government securities that offer high levels of current income, such as seasoned high coupon mortgage pass-throughs and CMOs, as we expect them to provide the most attractive total return opportunities for the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

   Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                Net Asset Value  3/31/01:     $10.59 Per Share
                                 3/31/00:     $10.22 Per Share
                        Total Net Assets:    $154.4 Million
                        30-day SEC Yield:       6.07%
              12-Month Distribution Rate:       6.31%
                        Average Maturity:      14.6 Years
                      Effective Duration:       3.1 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                  Collateralized Mortgage Obligations   29.7
                                    GNMA Pass-Through   28.0
                                   FHLMC Pass-Through   14.3
                                    FNMA Pass-Through   13.5
                                        U.S. Treasury   10.8
                                    Taxable Municipal    1.2
                              Cash & Other Net Assets    2.5

----------------------------------------------------------------------- [LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

3 Month**               2.63%         3.00%          2.21%
6 Month**               6.15          7.09            n/a
1 Year                 10.34         11.96          11.41
5 Year                  6.47          6.96           6.49
10 Year                 6.86          7.28           7.10
Inception               7.74          7.81           7.45
   (6/2/87)

                            CUMULATIVE TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

1 Year                 10.34%        11.96%         11.41%
5 Year                 36.82         40.00          36.93
10 Year                94.21        101.87          98.51
Inception             180.70        183.11         170.36
   (6/2/87)


*AS OF 3/31/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/01 would have grown to $28,070 in the Fund or $28,311 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         2.5%
                            1 - 5 Years       71.6%
                            5 - 10 Years      22.9%
                            10 - 20 Years      3.0%
                            20+ Years            0%

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (55.8%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (14.3%):
         41,942  8.50%, 1/1/17                                         43,894
          1,366  8.75%, 12/1/01                                         1,371
        324,414  8.75%, 1/1/17                                        339,940
        134,766  9.00%, 4/1/03                                        136,841
         28,039  9.00%, 10/1/04                                        28,726
        116,301  9.00%, 12/1/05                                       122,320
        332,478  9.00%, 1/1 - 2/1/06                                  349,687
        693,894  9.00%, 5/1 - 12/1/09                                 726,335
         76,963  9.00%, 10/1/13                                        81,193
      1,287,648  9.00%, 5/1 - 11/1/16                               1,360,816
      2,633,930  9.00%, 1/1 - 10/1/17                               2,787,595
        553,066  9.00%, 6/1/18                                        582,942
      1,351,326  9.00%, 6/1-10/1/19                                 1,424,447
        469,921  9.00%, 5/1 - 8/1/21                                  497,758
         57,567  9.25%, 7/1/08                                         60,315
        262,548  9.25%, 8/1/09                                        269,751
        248,779  9.25%, 7/1/10                                        259,717
        181,530  9.25%, 3/1/11                                        189,879
        124,120  9.25%, 3/1/17                                        129,992
      1,748,662  9.25%, 1/1-3/1/19                                  1,856,319
        204,142  9.50%, 10/1/08                                       214,081
        847,458  9.50%, 2/1 - 6/1/10                                  894,136
        698,898  9.50%, 1/1 - 6/1/11                                  737,413
        672,481  9.50%, 6/1 - 10/1/16                                 707,364
        207,750  9.50%, 6/1 - 9/1/17                                  220,188
        224,796  9.50%, 4/1 - 12/1/18                                 236,794
        166,602  9.50%, 6/1 - 11/1/19                                 175,126
        953,438  9.50%, 7/1 - 9/1/20                                1,015,018
        236,893  9.75%, 12/1/08                                       254,677
        272,145  9.75%, 11/1/09                                       292,575
        112,047  9.75%, 6/1/11                                        120,459
      2,458,667  9.75%, 12/1/16                                     2,644,509
        884,117  9.75%, 6/1 - 12/1/17                                 954,888
         23,528  9.85%, 5/1/16                                         25,688
        469,169  10.00%, 11/1/10                                      506,940
        199,941  10.25%, 6/1/10                                       218,895
        133,078  10.25%, 2/1/17                                       145,694
        124,129  10.29%, 9/1/16                                       136,543
          5,181  10.50%, 4/1 - 7/1/04                                   5,404
        586,357  10.50%, 5/1/14                                       645,332
         62,257  11.00%, 12/1/11                                       69,762

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
         69,944  11.00%, 2/1/14                                        77,163
         65,057  11.00%, 6/1/15                                        71,947
        131,844  11.00%, 2/1/18                                       148,875
        292,236  11.00%, 5/1 - 7/1/19                                 329,674
         82,575  11.25%, 10/1/09                                       92,166
                                                                --------------
                                                                   22,191,149
                                                                --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.5%):
        135,661  8.50%, 8/1/06                                        140,178
         19,039  8.875%, 3/1/17                                        20,141
      2,039,367  9.00%, 1/1 - 5/1/09                                2,142,736
         93,370  9.00%, 4/1/10                                         98,381
        461,034  9.00%, 11/1/16                                       489,068
      1,226,634  9.00%, 1/1 - 12/1/17                               1,299,932
        639,102  9.00%, 9/1 - 12/15/19                                678,855
         62,179  9.00%, 9/1/20                                         66,340
        142,668  9.00%, 9/1 - 11/1/21                                 151,182
      1,369,819  9.25%, 10/1/09                                     1,444,079
        473,321  9.25%, 7/1/10                                        502,010
         64,716  9.25%, 4/1/12                                         67,507
        409,509  9.25%, 10/1 - 12/1/16                                431,943
         79,069  9.25%, 3/1/17                                         83,401
         72,145  9.375%, 5/1/16                                        76,845
         90,674  9.50%, 1/1/06                                         93,660
         79,579  9.50%, 9/1/08                                         83,985
        314,471  9.50%, 12/1/09                                       332,461
        122,800  9.50%, 1/1/11                                        130,493
        110,254  9.50%, 10/1/13                                       115,008
        105,886  9.50%, 5/1/14                                        111,747
      1,057,516  9.50%, 4/1 - 9/1/16                                1,128,689
        201,192  9.50%, 9/1/17                                        209,868
        560,145  9.50%, 11/1 - 12/1/18                                601,667
        778,469  9.50%, 5/1 - 12/1/19                                 838,435
      1,385,437  9.50%, 3/1 - 9/1/20                                1,476,847
        377,390  9.50%, 3/1/21                                        408,041
        590,070  9.75%, 1/15/13                                       634,879
      1,183,617  9.75%, 10/1/21                                     1,237,620
      1,160,412  9.75%, 4/1/25                                      1,213,356
        447,834  10.00%, 3/1 - 5/1/11                                 486,524
        366,044  10.00%, 6/1/14                                       396,270
        300,163  10.00%, 11/1/16                                      329,523
        422,181  10.00%, 12/1/19                                      462,150
        194,844  10.00%, 2/1/21                                       213,093
      1,806,583  10.25%, 8/15/13                                    1,961,836

----------------------------------------------------------------------- [LOGO]

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
        160,424  10.50%, 5/1/09                                       176,668
         28,274  10.75%, 11/1/10                                       31,266
        224,491  11.00%, 10/1/06                                      239,791
          9,668  11.00%, 4/1/14                                        10,839
        160,972  11.00%, 8/1/15                                       177,710
                                                                --------------
                                                                   20,795,024
                                                                --------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (28.0%) (3):
         64,061  7.50%, 3/15/07                                        66,137
        267,612  7.50%, 5/15/16                                       277,137
          3,945  8.00%, 7/15/03                                         3,995
        121,332  8.00%, 10/15/12                                      126,736
      1,308,630  8.00%, 5/15 - 9/15/16                              1,366,586
         39,576  8.25%, 2/15 - 6/15/02                                 39,902
        359,468  8.25%, 12/15/11                                      374,123
        122,347  8.25%, 1/15/12                                       127,415
        241,843  8.25%, 8/15/15                                       252,331
          4,348  8.50%, 11/15/01                                        4,348
        183,537  8.50%, 12/15/11                                      192,463
        380,331  8.50%, 1/15/12                                       399,320
        219,624  8.50%, 4/15/15                                       231,332
        491,994  8.50%, 9/15/16                                       518,467
        482,963  8.50%, 1/15/17                                       508,795
         31,337  8.75%, 7/15/02                                        31,944
         61,628  8.75%, 5/15/03                                        63,579
        373,100  8.75%, 5/15 - 11/15/06                               390,784
        128,770  8.75%, 2/15 - 3/15/07                                135,668
         95,415  8.75%, 11/15/09                                      100,859
        754,312  8.75%, 6/15 - 12/15/11                               793,451
         56,589  9.00%, 10/15/04                                       59,137
      1,170,428  9.00%, 4/15 - 10/15/06                             1,234,651
        183,466  9.00%, 6/15 - 10/15/07                               194,376
        447,910  9.00%, 9/15 - 12/15/08                               473,830
        780,833  9.00%, 2/15 - 12/15/09                               833,251
        756,443  9.00%, 7/15/10                                       801,736
      2,002,942  9.00%, 5/15 - 10/15/11                             2,133,415
         93,684  9.00%, 1/15/12                                        99,716
        145,059  9.00%, 7/15/13                                       151,269
         45,641  9.00%, 8/15/15                                        48,719
        506,601  9.00%, 5/20 - 12/20/16                               534,790
      4,552,034  9.00%, 1/15 - 8/20/17                              4,856,176
         44,991  9.00%, 12/15/19                                       47,944
         74,275  9.00%, 7/20 - 10/20/21                                78,741
        278,240  9.10%, 5/15/18                                       292,795

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
          5,259  9.25%, 9/15/01                                         5,287
         53,765  9.25%, 4/15/03                                        55,753
        123,328  9.25%, 3/15/05                                       130,250
        312,097  9.25%, 11/15/09                                      333,626
        352,201  9.25%, 1/15 - 11/15/10                               374,812
        227,491  9.25%, 11/15/11                                      241,760
         86,909  9.25%, 4/15/12                                        92,265
        282,087  9.25%, 5/15 - 10/15/16                               298,505
        504,198  9.25%, 2/20 - 11/20/17                               531,581
         27,799  9.50%, 1/20 - 3/15/05                                 29,380
         85,716  9.50%, 1/15/06                                        90,564
      2,093,266  9.50%, 6/15 - 11/15/09                             2,249,177
        944,391  9.50%, 1/15 - 11/15/10                             1,017,617
        344,441  9.50%, 1/15 - 3/15/11                                371,988
        896,990  9.50%, 3/20 - 11/20/16                               969,858
      1,583,557  9.50%, 1/15 - 12/20/17                             1,707,977
      3,494,390  9.50%, 4/15 - 10/20/18                             3,767,422
        887,101  9.50%, 1/15 - 12/15/19                               957,619
        179,427  9.50%, 1/15 - 10/15/20                               193,871
        195,267  9.50%, 1/15 - 8/15/21                                210,785
          1,168  9.75%, 5/15/01                                         1,176
         36,765  9.75%, 11/15/02                                       37,724
         78,764  9.75%, 7/15 - 12/15/03                                82,097
         15,217  9.75%, 3/15/04                                        16,059
        508,810  9.75%, 6/15 - 9/15/05                                540,690
        180,672  9.75%, 1/15 - 2/15/06                                193,847
        319,094  9.75%, 8/15 - 9/15/09                                345,392
        988,679  9.75%, 8/15 - 12/15/10                             1,069,829
      1,103,919  9.75%, 10/15 - 12/15/12                            1,205,396
         35,095  9.75%, 4/15/18                                        37,896
         34,053  10.00%, 8/15/02                                       34,893
         68,081  10.00%, 11/15/03                                      70,814
         69,293  10.00%, 5/15/04                                       72,961
        517,573  10.00%, 7/15/05                                      552,972
         75,745  10.00%, 1/15/06                                       81,433
        129,715  10.00%, 11/15/08                                     141,809
         37,185  10.00%, 5/15 - 11/15/09                               40,777
        751,694  10.00%, 6/15 - 11/15/10                              827,978
         53,904  10.00%, 1/15/11                                       59,529
        168,467  10.00%, 10/15/15                                     186,338
         40,424  10.00%, 3/20/16                                       44,484
        193,777  10.00%, 11/15/17                                     213,842
        161,830  10.00%, 10/15/18                                     178,335
        914,129  10.00%, 2/15 - 11/15/19                            1,003,179

                 See accompanying notes to portfolios of investments on page 48.

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
        140,770  10.00%, 1/15 - 12/15/20                              154,390
        219,523  10.00%, 6/15/21                                      240,224
         40,180  10.25%, 12/15/02                                      41,352
         65,404  10.25%, 5/15 - 8/15/04                                69,474
        139,274  10.25%, 7/15/05                                      149,374
         81,459  10.25%, 5/15/09                                       88,881
        218,362  10.25%, 1/15 - 7/15/12                               242,518
          3,498  10.50%, 9/15/01                                        3,526
         22,946  10.50%, 12/15/02                                      23,583
        124,189  10.50%, 6/15/09                                      136,599
         66,256  10.50%, 7/15/10                                       73,019
        133,407  10.50%, 8/15 - 11/15/15                              146,041
        100,856  10.50%, 3/15 - 12/15/16                              110,167
        104,229  10.50%, 8/20/17                                      111,134
        133,453  10.50%, 11/15/18                                     145,119
        321,852  10.50%, 6/15/19                                      344,784
         21,818  10.75%, 9/15/03                                       23,000
         56,468  10.75%, 9/15/05                                       61,264
         59,429  10.75%, 8/15/06                                       65,127
         20,627  10.75%, 1/15/10                                       22,698
         55,797  10.75%, 7/15 - 8/15/11                                61,428
         95,053  11.00%, 6/15/04                                      102,120
        294,180  11.00%, 1/15 - 6/15/10                               325,137
         16,306  11.00%, 7/15/13                                       18,107
          3,424  11.25%, 5/15/03                                        3,626
        172,774  11.25%, 9/15 - 10/15/05                              188,235
        307,207  11.25%, 6/15 - 9/15/10                               341,074
      1,178,752  11.25%, 2/15 - 11/15/11                            1,309,431
         59,214  11.75%, 5/15 - 6/15/04                                64,137
                                                                --------------
                                                                   43,181,034
                                                                --------------

Total mortgage pass-through securities                             86,167,207
                                                                --------------
    (cost: $85,145,097)

TAXABLE MUNICIPAL SECURITIES (1.2%) (2)
        215,000  Alabama Hsg. Fin. Auth. Multifamily
                   Series 1999B, 5.70%, 9/1/03                        216,557
        285,000  Bernalillo Multifamily Rev. Series
                   1998A, 7.50%, 9/20/20                              297,227
         75,000  California Comm. Dev. Auth. Rev.
                   Series 2000, 7.50%, 5/20/04                         77,151
        110,000  Cuyahoga County Multifamily Rev.
                   Series 2000B, 7.00%, 1/20/08                       113,460

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
        150,000  Dakota Multifamily Rev. Series
                   1999A, 6.50%, 12/20/05                             154,265
        535,000  Maplewood Multifamily Rev.
                   Series 1998B, 6.75%, 7/20/15                       551,253
        460,000  Nortex Multifamily Rev. Series
                   1999T, 6.50%, 3/20/06                              473,437
                                                                --------------

Total taxable municipal securities                                  1,883,350
                                                                --------------
    (cost: $1,829,579)

U.S. GOVERNMENT SECURITIES (10.8%) (2)
                 U.S. Treasury Strip, zero coupon:
      9,800,000    5.95% effective yield, 11/15/09                  6,259,152
     12,000,000    5.78% effective yield, 12/15/19                  4,289,028
        500,000  U.S. Treasury Note, 4.75%, 11/15/08                  494,297
      5,523,650  U.S. Treasury Inflation Indexed Note,
                   3.375%, 1/15/07 *                                5,582,339
                                                                --------------

Total U.S. government securities                                   16,624,816
                                                                --------------
    (cost: $16,460,239)

COLLATERALIZED MORTGAGE OBLIGATIONS (29.7%) (2)
                 Federal Home Loan Mtg. Corp.:
      6,105,605    2106-C, 6.00%, 2/15/27                           5,953,514
        380,285    1006-C, 9.15%, 10/15/20                            402,554
     10,000,000  FNMA 1998-46E, 6.00%, 8/18/28                      9,621,400
                 Vendee Mortgage Trust:
      3,205,000    Series 2000-3 2B, 7.50%, 4/15/08                 3,333,009
      1,045,000    Series 1992-1 2K, 7.75%, 5/15/08                 1,086,779
      5,500,000    Series 2000-3 2D, 7.50%, 11/15/14                5,737,799
      7,300,000    Series 1992-2 1F, 7.00%, 2/15/18                 7,390,520
      6,775,000    Series 1997-2 E, 7.50%, 5/15/24                  7,045,443
      5,100,000    Series 1999-1 3B, 6.50%, 2/15/20                 5,212,047
                                                                --------------

Total collateralized mortgage obligations                          45,783,065
                                                                --------------
    (cost: $44,502,464)

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------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.1%) (2)
      1,300,000  FHLB, 5.00%, 4/2/01                                1,299,639
      1,936,795  Dreyfus Cash Mgmt. Fund, 5.33%                     1,936,795
                                                                --------------

Total short-term securities                                         3,236,434
                                                                --------------
    (cost: $3,236,434)

Total investments in securities
    (cost: $151,173,813) (7)                                     $153,694,872
                                                                ==============

* U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

                 See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT TAX-FREE INCOME FUND
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond prices rose over both the past quarter and past 12 months, reflecting the declining trend of bond yields. The Fund's return was +2.2% for the quarter and +9.0% for the fiscal year ended March 31, 2001, compared with +2.8% and +9.5%, respectively, for the Lehman 5-Year Municipal Index. Municipal bond returns for the past quarter did not vary substantially by maturity. However, intermediates earned modestly higher total returns than long maturities during the past 12 months.
   Municipal bond yields, as measured by the Bond Buyer Index, were at 5.30% on March 31, 2001, down 17 basis points (i.e., 17/100 of 1%) from December 31, 2000, down 67 basis points from March 31, 2000, and down a full 1% from their recent cyclical peak in January of 2000. While bond yields declined sharply over the past year, the Fund's yield has been considerably more stable, with a 30-day SEC yield of 5.37% on 3/31/01, down only 15 basis points from a year ago. The 12-month distribution rate, at 5.26%, is actually up 8 basis points from 12 months ago.
   Now that municipal bond yields are closer to the lower end of their range of the past ten years, we are beginning to shorten the Fund's maturity structure and lower the Fund's average duration. As of 3/31/01, the average maturity of bonds held in the Fund was 16.3 years, down from a recent high of 18.5 years on June 30, 1999. The Fund's average duration is 7.1 years, down from its recent high of 8.2 years on September 30, 2000. By December 31, 2001 we intend to reduce the Fund's average duration to about 6 years.
   The Fund primarily invests in six different sectors. During the past year, three of those sectors (single-family mortgages, hospitals, and other revenue bonds) all earned total returns that were close (within 0.5%) to the Fund's return. The education and closed-end fund sectors earned returns that were 2% to 3.5% higher than the Fund's return. Unfortunately, the Fund's largest sector, multi-family mortgages, lagged in return by about 2%. Housing bonds, both single- and multi-family, are generally more stable in market value due to their shorter durations that cause them to underperform in bullish periods such as the past year. Municipal bond yields, while declining over the past 15 months, remain high relative to U.S. Treasury bond yields.
   Our economic forecast anticipates significantly slower GDP growth through the summer of 2001, accompanied by additional short-term interest rate reductions by the Federal Reserve. Bond yields may not decline much further, but we do not expect them to begin rising until 2002. Investment of new cash flows will be focused on 3-15 year maturities.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

   Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/01:     $9.90 Per Share
                                  3/31/00:     $9.57 Per Share
                         Total Net Assets:   $502.2 Million
                         30-day SEC Yield:      5.37%
                     Tax Equivalent Yield:      8.89%(1)
               12-Month Distribution Rate:      5.26%
                         Average Maturity:     16.3 Years
          Duration to Estimated Avg. Life:      6.9 Years(2)
                         Implied Duration:      7.1 Years(2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Multifamily Mortgage Revenue  31.3
                        Hospital/Health Care Revenue  24.1
                                       Other Revenue  13.0
                      Single Family Mortgage Revenue   9.8
                              Education/Student Loan   6.8
                             Closed-End Mutual Funds   5.5
                              Sectors 2.4% and Under   8.5
                             Cash & Other Net Assets   1.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               2.23%         2.84%          1.93%
6 Month**               5.09          5.69            n/a
1 Year                  9.02          9.46           9.91
5 Year                  5.67          5.54           5.47
10 Year                 6.52          6.29           6.68
Inception               6.78          6.60           7.00
   (9/29/88)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  9.02%         9.46%          9.91%
5 Year                 31.72         30.93          30.49
10 Year                88.06         84.05          90.85
Inception             127.17        122.48         133.04
   (9/29/88)


*AS OF 3/31/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/01 would have grown to $22,717 in the Fund or $22,248 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   26.1%
                                         AA   15.2%
                                        AAA   18.5%
                    Cash & Other Net Assets    1.0%
                              Less than BBB    3.0%
                                        BBB   36.2%

SIT TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.6%) (2)
   ALABAMA (0.4%)
        1,400,000  Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                        1,416,268
          500,000  Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj., 5.50%, 11/1/07            490,280
                                                                                                                       -------------
                                                                                                                          1,906,548
                                                                                                                       -------------
   ALASKA (2.3%)
                   Alaska HFC:
       12,505,000    Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17           4,676,620
        1,990,000    Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                                    2,021,163
          405,000    Mtg. Series 1997A1, 5.50%, 12/1/17                                                                     410,820
          270,000  AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03              278,497
                   Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Asset Guaranty insured):
        3,150,000    5.00%, 12/1/08                                                                                       3,263,400
          600,000    5.35%, 12/1/11                                                                                         628,560
                                                                                                                       -------------
                                                                                                                         11,279,060
                                                                                                                       -------------
   ARIZONA (1.2%)
                   Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
        2,780,000    Senior Series 1995A (Pine Ridge Apts. Proj.), 6.50%, 10/1/25                                         2,872,018
          675,000    Subordinate Series 1995B (Pine Ridge Apts. Proj.), 7.15%, 10/1/25                                      681,966
        1,050,000    Senior Series 2000A (Sun King Apts. Proj.), 6.75%, 11/1/18                                           1,132,446
          500,000  Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I),
                     6.50%, 7/1/12                                                                                          524,780
        1,050,000  Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                        1,061,288
                                                                                                                       -------------
                                                                                                                          6,272,498
                                                                                                                       -------------
   ARKANSAS (0.5%)
          157,876  Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2 (FNMA backed),
                     7.90%, 8/1/11                                                                                          166,932
          114,259  Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11            120,382
           91,920  Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                     96,668
        1,505,000  Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                       1,558,713
          700,000  Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11              728,819
                                                                                                                       -------------
                                                                                                                          2,671,514
                                                                                                                       -------------
   CALIFORNIA (1.7%)
        1,000,000  Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15          1,038,690
        4,330,000  CA HFA Home Mtg. Rev. Series 1999F (MBIA insured), Zero Coupon, 5.50% Effective Yield on
                     Purchase Date, 8/1/17                                                                                1,833,105
        1,000,000  Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                     Center Redev. Proj.), 7.625%, 9/1/24                                                                 1,133,460
                   Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity insured):
        1,700,000    7.75%, 1/1/09                                                                                        1,710,846
        1,785,000    8.00%, 1/1/12                                                                                        1,798,495
                   Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
          275,000    5.55%, 3/1/09                                                                                          285,508
          290,000    5.65%, 3/1/10                                                                                          302,824
          350,000    6.00%, 3/1/14                                                                                          366,125
                                                                                                                       -------------
                                                                                                                          8,469,053
                                                                                                                       -------------

18
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   COLORADO (3.7%)
        2,440,000  Aurora Hsg. Auth. Multifamily Hsg. Rev. Senior Series 1999A (River Falls Proj.), 5.60%, 7/1/19         2,333,933
        2,040,000  Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13           2,004,851
        1,910,000  CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                            1,895,847
        1,250,000  CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                 1,305,650
                   CO HFA Single Family Program Senior:
        1,405,000    Series 1996B-2, 7.45%, 11/1/27                                                                       1,499,500
          780,000    Series 1997B-3, 6.80%, 11/1/28                                                                         837,119
        1,000,000  CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Ctr., Inc. Proj.), 5.15%, 9/1/13               947,890
        1,000,000  CO Hlth. Fac. Auth. Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10                      1,028,080
                   CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
          165,000    Series 2000, 6.05%, 3/1/07                                                                             166,039
        1,400,000    Series 1998B, 5.25%, 2/1/18                                                                          1,154,944
          400,000  CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11         411,792
          600,000  Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                    598,980
        2,750,000  Highlands Ranch Met. District #3 (Douglas Co.) (ACA insured) Refunding Series 1998B, 5.25%, 12/1/18    2,592,645
          215,000  Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                  222,428
          150,000  Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                       162,050
        1,195,000  Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.), 7.45%,
                     12/1/10                                                                                              1,197,689
                                                                                                                       -------------
                                                                                                                         18,359,437
                                                                                                                       -------------
   CONNECTICUT (0.3%)
          480,000  CT HFA Hsg. Multifamily Mtg. Series 1995E1, 6.30%, 5/15/17                                               499,450
        1,850,000  Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                     5.05% Effective Yield on Purchase Date, 9/1/09                                                       1,184,148
                                                                                                                       -------------
                                                                                                                          1,683,598
                                                                                                                       -------------

   DISTRICT OF COLUMBIA (0.3%)
        1,390,000  District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                     insured) (Chastleton Dev.), 6.95%, 7/1/27                                                            1,438,928
                                                                                                                       -------------
   FLORIDA (0.9%)
          820,000  Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                 814,399
          870,000  FL HFC Hsg. Rev. Refunding Series 1998O (Hunters Ridge At Deerwood Apts. Proj.), 5.25%, 12/1/18          836,992
        1,220,000  FL HFC Hsg. Rev. Refunding Series 2000D2 (Augustine Club Atps. Proj.), 8.25%, 10/1/30                  1,231,712
          160,000  Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent-Cypress Village Proj.)
                     Series 2000, 6.05%, 3/1/07                                                                             161,008
                   Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
          545,000    5.50%, 11/15/08                                                                                        536,972
        1,200,000    5.50%, 11/15/10                                                                                      1,159,920
                                                                                                                       -------------
                                                                                                                          4,741,003
                                                                                                                       -------------

                 See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   GEORGIA (2.5%)
          740,000  Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17          758,078
                   Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                     (QBE insured), Mandatory Put 10/1/09:
        1,000,000      5.60%, 10/1/39                                                                                       994,660
        1,530,000      5.95%, 10/1/39                                                                                     1,557,555
                   Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
        1,340,000    Senior Series 1996A, 6.375%, 1/1/11                                                                  1,429,927
        1,400,000    Senior Series 1996A, 6.375%, 1/1/16                                                                  1,458,562
        1,305,000    Subordinate Series 1996C, 7.25%, 1/1/26                                                              1,311,682
        3,935,000  Fulton Co. Non-Profit Elderly Rev. Series 1998  (Campbell Stone Buckhead Personal Care Fac. Proj.)
                     (GNMA collateralized), 7.75%, 11/20/39                                                               4,613,748
                   Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
          280,000    6.00%, 7/1/04                                                                                          278,146
          200,000    6.125%, 7/1/09                                                                                         191,288
                                                                                                                       -------------
                                                                                                                         12,593,646
                                                                                                                       -------------
   HAWAII (0.3%)
        1,200,000  Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                     (MBIA insured), 6.80%, 7/1/28                                                                        1,279,535
                                                                                                                       -------------
   ILLINOIS (10.6%)
                   Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
          750,000    4.90%, 7/1/06                                                                                          737,752
        1,000,000    5.00%, 7/1/07                                                                                          980,480
        1,085,000    5.05%, 7/1/08                                                                                        1,059,828
        2,030,000    5.10%, 7/1/09                                                                                        1,979,169
          920,000  Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                     Yield on Purchase Date, 10/1/09                                                                        514,216
        1,325,000  Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                     Series 1993, 6.00%, 11/1/04                                                                          1,315,208
        1,435,000  IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                     (Section 8), 6.65%, 10/1/09                                                                          1,486,172
                   IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
        1,690,000    Series 1997A, 5.80%, 7/1/08                                                                          1,688,242
        6,075,000    Series 1997A, 6.00%, 7/1/15                                                                          5,671,802
        1,000,000    Series 1997A, 6.05%, 7/1/19                                                                            915,110
        1,200,000    Series 1997C, 5.65%, 7/1/19                                                                          1,027,188
        3,935,000    Series 1998A, 5.70%, 7/1/19                                                                          3,489,558
        1,960,000    Series 1998A, 5.50%, 7/1/12                                                                          1,823,976
                   IL Educ. Fac. Auth. Rev.:
        5,455,000    Series 1994 (Lewis Univ. Proj.), 6.00%, 10/1/24                                                      5,448,181
        1,115,000    Series 1998B (Midwestern Univ. Proj.), 5.50%, 5/15/18                                                1,041,064
        2,000,000    Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                                                1,947,440
        1,390,000    Series 1998 (Augustana College Proj.), 5.25%, 10/1/18                                                1,315,413

20
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
        2,780,000  IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                        2,865,179
                   IL HDA Multifamily Hsg. Rev.:
                     Refunding 1991 Series C (Section 8):
          260,000      7.35%, 7/1/11                                                                                        266,378
          100,000      7.40%, 7/1/23                                                                                        102,444
                   IL Hlth. Fac. Auth. Rev.:
                     Refunding Series 1993 (Lutheran Social Svcs. IL):
          475,000      5.80%, 8/15/01                                                                                       476,050
          525,000      6.00%, 8/15/03                                                                                       532,056
          545,000      6.10%, 8/15/04                                                                                       553,753
        1,000,000    Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                       1,075,440
          100,000    Refunding Series 1996 (St. Elizabeth's Hosp. of Chicago, Inc.), 6.25%, 7/1/16                          100,334
        1,945,000    Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                         1,845,124
        1,850,000    Refunding Series 1998 (Thorek Hosp. & Med. Ctr. Proj.), 5.25%, 8/15/18                               1,528,895
        1,000,000    Refunding Series 1998 (Centegra Hlth. Proj.), 5.25%, 9/1/18                                            900,600
          955,000    Refunding Series 1999 (Silver Cross Hosp. & Med. Ctrs.), 5.375%, 8/15/15                               919,846
                     Refunding Series 2000 (Riverside Hlth. Sys. Proj.):
          300,000      6.00%, 11/15/03                                                                                      311,382
          250,000      6.10%, 11/15/04                                                                                      262,545
        1,000,000    Refunding Series 2000 (Galesburg Cottage Hosp. Proj.), 6.00%, 5/1/15                                 1,049,910
        1,600,000  IL Industrial Pollution Control Financing Auth. Rev. Series 1979 (Olin Corp. Proj.), 6.875%, 3/1/04    1,614,112
        1,850,000  Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                     (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                      1,968,363
        4,695,000  Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                     Tax Increment Financing Proj.), 6.00%, 4/1/10                                                        4,656,736
                                                                                                                       -------------
                                                                                                                         53,469,946
                                                                                                                       -------------
   INDIANA (6.2%)
                   Elkhart Co. Hosp. Auth. Rev.:
        1,440,000    Series 1992, Prerefunded, Escrowed to Maturity (Goshen Hosp. Proj.), 7.25%, 7/1/05                   1,528,675
        3,705,000    Series 1998 (Elkhart General Hosp., Inc. Proj.), 5.25%, 8/15/18                                      3,445,168
        2,005,000  Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                     Proj.) (Stratford Commons), 6.00%, 11/1/10                                                           2,045,401
        1,975,000  IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17    2,031,801
        2,175,000  IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                              2,307,262
                   IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
          250,000    6.50%, 10/1/05                                                                                         259,675
          305,000    6.60%, 10/1/06                                                                                         316,996
                   IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                     Series 1992 (Fayette Mem. Hosp. Proj.):
          250,000      7.00%, 10/1/02                                                                                       254,072
          295,000      7.10%, 10/1/03                                                                                       298,791
          315,000      7.20%, 10/1/04                                                                                       322,450
          390,000      7.30%, 10/1/07                                                                                       399,816
          420,000      7.30%, 10/1/08                                                                                       430,571

                 See accompanying notes to portfolios of investments on page 48.
                                                                              21
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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
          500,000    Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                           474,700
        3,475,000    Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                                   2,929,772
        1,850,000    Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                        1,642,781
        1,220,000    Series 1998 (Governor Daviess Co. Hosp. Proj.) (Asset Guaranty insured), 5.00%, 1/1/14               1,192,916
        1,000,000    Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                              1,067,230
          500,000  IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                     518,595
                   IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
          375,000    5.00%, 5/15/03                                                                                         372,011
          140,000    5.15%, 5/15/04                                                                                         138,301
          150,000    5.25%, 5/15/06                                                                                         145,890
          170,000    5.35%, 5/15/08                                                                                         162,602
        2,545,000  Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                     Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                       2,601,142
                   Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
        1,500,000    Senior Series 1996A, 6.50%, 7/1/16                                                                   1,464,420
        1,305,000    Subordinate Series 1996C, 7.125%, 7/1/26                                                             1,286,012
          715,000  Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Proj.)(Section 8), 6.90%, 10/1/10              740,275
        1,000,000  Petersburg Pollution Ctrl. Refunding Rev. Series 1993A (Indianapolis Pwr. & Light Proj.)
                     (MBIA insured), 6.10%, 1/1/16                                                                        1,046,660
        2,085,000  St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.), 5.45%, 2/15/12    1,855,462
                                                                                                                       -------------
                                                                                                                         31,279,447
                                                                                                                       -------------
   IOWA (1.6%)
        1,390,000  IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                     Assn. Proj.), 7.40%, 3/1/17                                                                          1,457,999
                   IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
        1,430,000    6.15%, 5/1/17                                                                                        1,322,736
        2,240,000    6.35%, 5/1/27                                                                                        2,046,464
          640,000  IA Fin. Auth. Mtg. Rev. Refunding Series 2001A (Abbey Healthcare Proj.) (GNMA collateralized),
                     5.95%, 9/20/20                                                                                         682,810
        1,130,000  IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                     (GNMA-collateralized), 6.15%, 5/1/32                                                                 1,189,257
        1,190,000  Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                 1,160,869
                                                                                                                       -------------
                                                                                                                          7,860,135
                                                                                                                       -------------
   KANSAS (0.2%)
          560,000  Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                     Purchase Date, 11/1/14                                                                                 129,723
                   Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
          425,000    5.13%, 11/15/06                                                                                        408,981
          250,000    5.25%, 11/15/08                                                                                        236,157
          945,000  Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                     Effective Yield on Purchase Date, 2/1/23                                                               206,397
                                                                                                                       -------------
                                                                                                                            981,258
                                                                                                                       -------------

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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   LOUISIANA (1.1%)
        5,235,000  Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                     7.65% Effective Yield on Purchase Date, 7/10/14                                                      1,968,831
        1,415,000  East Baton Rouge Single Family Mtg. Rev. Refunding Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18    1,407,232
        3,705,000  Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                     Effective Yield on Purchase Date, 7/10/14                                                            1,402,935
          280,000  LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                     286,292
           99,666  LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15             103,836
          280,000  New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.) (Section 8),
                     6.40%, 12/1/04                                                                                         284,530
                                                                                                                       -------------
                                                                                                                          5,453,656
                                                                                                                       -------------
   MAINE (0.2%)
        1,000,000  South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                              966,450
                                                                                                                       -------------

   MARYLAND (0.1%)
          470,000  MD Econ. Dev. Corp. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                     University Courtyard Proj.), 5.20%, 6/1/07                                                             468,252
                                                                                                                       -------------

   MASSACHUSETTS (1.4%)
        1,000,000  MA Dev. Finance Agency Rev. Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19                 891,890
                   MA Hlth. & Educ. Fac. Auth. Rev.:
          650,000    Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                                      646,158
          200,000    Series 1998A (Vinfen Corp. Proj.) (ACA insured), 5.10%, 11/15/11                                       197,184
        1,365,000    Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                            1,220,105
        1,000,000    Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                               891,150
        1,815,000  MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                   1,883,879
                   Rail Connections, Inc. Route 128 Parking Garage Rev. Series 1999A:
          250,000    5.00%, 7/1/06                                                                                          247,820
        1,105,000    5.125%, 7/1/07                                                                                       1,100,237
                                                                                                                       -------------
                                                                                                                          7,078,423
                                                                                                                       -------------
   MICHIGAN (2.3%)
                   John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
          295,000    5.25%, 9/15/04                                                                                         287,941
          395,000    5.30%, 9/15/05                                                                                         382,084
          665,000  MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                     Proj.), 5.35%, 5/15/13                                                                                 576,748
        2,780,000  MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                     Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                                  2,804,547
          700,000  MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                     6.375%, 1/1/15                                                                                         664,622
        1,480,000  MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank of America),
                     5.75%, 8/1/19                                                                                        1,536,477
        2,095,000  Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                     5.25%, 2/1/13                                                                                        2,037,283
                   Summit Academy North Public School Certificates of Participation Series 2001:
          115,000    5.40%, 7/1/03                                                                                          115,163
          130,000    5.60%, 7/1/05                                                                                          130,036
          135,000    5.70%, 7/1/06                                                                                          135,351
          145,000    5.95%, 7/1/07                                                                                          145,509
        2,545,000  Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                     (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                                2,686,375
                                                                                                                       -------------
                                                                                                                         11,502,136
                                                                                                                       -------------

                 See accompanying notes to portfolios of investments on page 48.
                                                                              23
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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   MINNESOTA (2.2%)
        3,410,000  Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                     Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                   3,694,155
          740,000  Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20         769,815
        1,175,000  MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                                 1,182,790
          953,726  Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                   984,522
        2,315,000  Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                     (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                             2,591,318
        1,625,000  South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998 (Asset
                     Guaranty insured), 5.25%, 12/1/14                                                                    1,649,538
                                                                                                                       -------------
                                                                                                                         10,872,138
                                                                                                                       -------------
   MISSISSIPPI (0.1%)
          445,000  Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08               459,053
                                                                                                                       -------------

   MISSOURI (1.6%)
        1,000,000  Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp. Proj.)
                     (ACA Insured), 5.80%, 12/1/09                                                                        1,052,050
                   MO Dev. Finance Board Infrastructure Fac. Rev.:
        1,450,000    Series 2000A (Eastland Ctr. Proj. Phase 1), 5.75%, 4/1/09                                            1,548,586
        1,000,000    Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                            1,035,290
                   MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
          600,000    Series 1999 (Rockhurst Univ.) (Asset Guaranty insured), 5.10%, 10/1/19                                 592,500
          930,000    Series 1999 (Park College Proj.), 5.55%, 6/1/09                                                        948,888
          150,000  MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri -Co. Water
                     Auth Proj.) (Asset Guaranty insured), 5.50%, 4/1/07                                                    160,662
        1,045,000  St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                     Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                          1,087,657
           20,000  St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                           21,312
                   St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth Living
                     Ctr. Proj.):
          200,000    5.10%, 8/15/07                                                                                         188,946
          200,000    5.15%, 8/15/08                                                                                         186,684
        1,000,000  St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)(LOC
                     Nationsbank), 5.10%, 8/15/12                                                                         1,027,770
                                                                                                                       -------------
                                                                                                                          7,850,345
                                                                                                                       -------------
   MONTANA (0.2%)
        1,000,000  Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                   977,290
                                                                                                                       -------------
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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   NEVADA (2.0%)
        2,500,000  Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co. Proj.)(FGIC insured),
                     6.60%, 6/1/19                                                                                        2,623,750
                   NV Hsg. Dev. SF Mtg. Program:
        1,350,000    Sr. Series 1995A-1, 6.45%, 10/1/18                                                                   1,397,399
        1,565,000    Sr. Series 1998B-1, 5.25%, 10/1/17                                                                   1,572,794
        1,025,000    Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                              1,041,872
          750,000    Mezzanine Series 1999A-1, 5.10%, 10/1/17                                                               737,925
        1,435,000    Mezzanine Series 1999B-1, 5.15%, 10/1/17                                                             1,458,333
                   Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
          400,000    6.00%, 6/1/08                                                                                          407,116
        1,000,000    6.125%, 6/1/12                                                                                       1,013,440
                                                                                                                       -------------
                                                                                                                         10,252,629
                                                                                                                       -------------
   NEW HAMPSHIRE (3.3%)
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
        5,320,000    Series 1993 (Nashua Mem. Hosp. Proj.), 6.00%, 10/1/23                                                5,274,620
        1,500,000    Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                          1,505,775
          620,000    Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                  559,073
        4,930,000  NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                     Purchase Date, 1/1/14                                                                                1,793,140
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
          925,000    Series 1998 (New Hampton School), 5.00%, 10/1/08                                                       905,205
        2,010,000    Series 1998 (River College Proj.), 5.55%, 1/1/18                                                     1,948,032
        4,700,000    Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                               4,346,889
                                                                                                                       -------------
                                                                                                                         16,332,734
                                                                                                                       -------------
   NEW JERSEY (0.7%)
        1,225,000  NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.), 5.875%, 12/1/26                      1,060,348
        1,050,000  NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care
                     Ctr. Proj.), 5.50%, 7/1/18                                                                             910,550
        1,460,000  NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured), 6.00%, 11/1/14         1,542,709
                                                                                                                       -------------
                                                                                                                          3,513,607
                                                                                                                       -------------
   NEW MEXICO (0.9%)
          294,000  Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                       316,817
        3,705,000  NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                       4,202,285
                                                                                                                       -------------
                                                                                                                          4,519,102
                                                                                                                       -------------
   NEW YORK (0.3%)
        1,375,000  Amherst Industrial Dev. Agy. Civic Fac. Rev Series 2001A (Daemen College Proj.), 5.75%, 101/1/11       1,373,927
          170,000  Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                     Institute of Technology Proj.), 4.90%, 4/1/09                                                          165,935
                                                                                                                       -------------
                                                                                                                          1,539,862
                                                                                                                       -------------

                 See accompanying notes to portfolios of investments on page 48.
                                                                              25
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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   OHIO (1.6%)
                   Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
        2,780,000    Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                             2,897,955
        1,000,000    Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                             1,047,210
          910,000  Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                     Imprv. Proj.), 5.375%, 5/15/19                                                                         818,818
        1,805,000  Cleveland Public Pwr. System Rev. Series 1991B, 7.00%, 11/15/17                                        1,874,926
          500,000  Hamilton Co. Hlth. Care Fac. Refunding & Impt. Series 1998A (Twin Towers Proj.), 5.125%, 10/1/18         471,060
        1,000,000  Franklin Co. Hlth. Care Fac. Rev. Refunding Series 1997 (Friendship Village of Dublin Proj.),
                     5.50%, 11/1/16                                                                                         878,800
                                                                                                                       -------------
                                                                                                                          7,988,769
                                                                                                                       -------------
   OKLAHOMA (2.1%)
        1,745,000  Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                     Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                 832,627
        1,000,000  OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                     Home Proj.), 5.50%, 2/1/24                                                                             811,680
                   OK Industrial Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
        1,490,000    5.50%, 10/1/12                                                                                       1,368,327
        1,850,000    5.75%, 10/1/17                                                                                       1,638,989
        1,250,000  Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998 (Oklahoma City Golf System)
                     (Asset Guaranty insured), 5.20%, 10/1/18                                                             1,248,000
          265,000  Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                      275,640
        1,500,000  Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.),
                     5.00%, 12/1/14                                                                                       1,472,235
        2,355,000  Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                       2,510,289
          550,000  Tulsa Public Fac. Auth. Solid Waste Steam & Electric Rev. Series 1985 (Ogden Martin Systems of
                     Tulsa, Inc. Proj.) (AMBAC insured), 6.70%, 5/1/01                                                      551,551
                                                                                                                       -------------
                                                                                                                         10,709,338
                                                                                                                       -------------
   OREGON (0.8%)
        3,705,000  Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12                3,788,585
                                                                                                                       -------------

   PENNSYLVANIA (6.5%)
          325,000  Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993 (St. Francis Med. Ctr. Proj.),
                     5.65%, 5/1/02                                                                                          322,988
                   Chester Co. Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998, (Tel Hai Obligated Group Proj.):
          250,000    4.50%, 6/1/04                                                                                          242,322
        1,190,000    5.00%, 6/1/08                                                                                        1,119,659
                   Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
          665,000    5.00%, 6/1/04                                                                                          647,311
          575,000    5.15%, 6/1/07                                                                                          540,793
        1,390,000    5.60%, 6/1/12                                                                                        1,255,545
          995,000  Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26                    913,490
        1,285,000  Dauphin Co. Gen. Auth. Hlth. Sys. Rev. Series 1999 (Pinnacle Hlth. Sys. Proj.), 5.125%, 8/15/17        1,290,358
                   Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmty. Hosp. Proj.):
          810,000    4.75%,  7/1/06                                                                                         749,493
        2,750,000    5.25%, 7/1/12                                                                                        2,396,267

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
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QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Hazleton Hlth. Svc. Auth. Hosp. Rev. :
        1,000,000    Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17                                             867,650
        2,000,000    Series 1996 (Hazleton - St. Joseph Med. Ctr.), 6.20%, 7/1/26                                         1,768,500
                   Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
          600,000    5.95%, 5/15/06                                                                                         605,874
          715,000    6.15%, 5/15/08                                                                                         722,028
          710,000    6.25%, 5/15/09                                                                                         717,285
        1,145,000    6.30%, 5/15/11                                                                                       1,104,284
        1,550,000  McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                     1,335,155
                   Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.):
          250,000    6.375%, 7/1/12                                                                                         255,510
        1,390,000    6.40%, 7/1/14                                                                                        1,417,995
        1,320,000  New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12              1,302,523
                   PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
        2,265,000    5.25%, 6/1/09                                                                                        2,091,025
        2,370,000    5.30%, 6/1/10                                                                                        2,161,843
        2,485,000    5.35%, 6/1/11                                                                                        2,241,072
                   PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                     (Obligated Group, Inc.)(MBIA insured):
        3,890,000      5.875%, 11/15/16                                                                                   4,108,385
        1,100,000      5.875%, 11/15/21                                                                                   1,144,770
        1,250,000  Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                     (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                     1,210,688
                                                                                                                       -------------
                                                                                                                         32,532,813
                                                                                                                       -------------
   RHODE ISLAND (1.3%)
        1,000,000  RI Econ. Dev. Corp. Rev. Sr. Note Obligation Series 2000 (Providence Place Mall Proj.)
                     (Asset Guaranty insured), 5.75%, 7/1/10                                                              1,077,190
        1,850,000  RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev. Series 1997 (Steere House Proj.), 5.70%, 7/1/15           1,658,118
          450,000    Refunding Series 1998 (Roger Williams Hosp. Proj.), 5.20%, 7/1/09                                      407,052
          780,000    Series 1998 (Roger Williams Hosp. Proj.), 5.50%, 7/1/18                                                660,309
                     Series 1999 (St. Joseph's Hlth. Svcs.):
        1,570,000      5.40%, 10/1/09                                                                                     1,459,017
        1,250,000      5.75%, 10/1/14                                                                                     1,095,125
                                                                                                                       -------------
                                                                                                                          6,356,811
                                                                                                                       -------------
   SOUTH CAROLINA (1.7%)
                   North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
        1,465,000    5.00%, 5/1/09                                                                                        1,426,939
        2,780,000    5.50%, 5/1/19                                                                                        2,610,198
        1,390,000  SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                     (Westminister Presbyterian Ctr. Inc. Project), 5.25%, 11/15/16                                       1,166,794
        3,500,000  Tobacco Settlement Rev. Mgmt. Auth. Rev. Series 2001B, 6.00%, 5/15/22                                  3,440,115
                                                                                                                       -------------
                                                                                                                          8,644,046
                                                                                                                       -------------
   SOUTH DAKOTA (0.2%)
        1,150,000  SD HDA Homeownership Mtg. Series 1998D, 5.20%, 5/1/20                                                  1,135,154
                                                                                                                       -------------

                 See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   TENNESSEE (4.9%)
        1,600,000  Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                     Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                             1,673,968
        3,555,000  Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                     (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                          3,591,723
                   Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                     (CME Memphis Apts. Proj.):
        1,850,000      Senior Series 1998A, 5.35%, 1/1/19 (8)                                                             1,240,407
        7,875,000      Senior Series 1998A, 5.55%, 1/1/29 (8)                                                             5,120,168
        1,640,000      Subordinate Series 1998C, 6.00%, 1/1/29 (8)                                                          902,230
                     (Eastwood Park Apts. Proj.):
        1,000,000      Senior Series 1995 A2, 6.40%, 9/1/25 (8)                                                             789,460
          410,000      Subordinate Series 1995C, 7.50%, 9/1/25 (8)                                                          286,606
                     (Raleigh Forest & Sherwood Apts. Proj.):
        2,670,000      Senior Series 1996A, 6.60%, 1/1/26                                                                 2,679,719
          630,000      Subordinate Series 1996C, 7.25%, 1/1/26                                                              618,887
                     (Raleigh Woods Apts. Proj.):
        5,555,000      Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                                 6,242,376
                     (The Corners Apts. Proj.):
          300,000      Subordinate Series 1996C, 6.375%, 1/1/27                                                             277,392
        3,205,000  TN HDA Homeownership Program Series 1997 Issue 3B Zero Coupon,
                     5.725% Effective Yield on Purchase Date, 7/1/16                                                      1,368,247
                                                                                                                       -------------
                                                                                                                         24,791,183
                                                                                                                       -------------
   TEXAS (13.0%)
          930,000  Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                              1,008,194
                   Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc.
                     Obligated Group, Proj.):
        1,000,000      5.00%, 11/15/11                                                                                      960,110
        2,995,000      5.25%, 11/15/19                                                                                    2,704,485
                   Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
        1,365,000    6.65%, 11/1/07                                                                                       1,403,234
          650,000    6.75%, 11/1/10                                                                                         666,003
        1,635,000  Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield
                     on Purchase Date, 3/1/15                                                                               704,440
          720,000  Bexar Co. HFC MF Hsg. Rev. Series 2001C (American Opportunity Hsg. Proj.), 7.50%, 1/1/13                 722,664
        1,610,000  Collin Co. HFC Student Hsg. Rev. Series 1998A (Cmty. Coll. Dist. Fdn. Proj.)(ACA insured),
                     5.25%, 6/1/23                                                                                        1,470,236
          545,000  Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified), 5.70%, 11/1/18         539,599
                   Dallas Hsg. Corp. Capital Program Revenue Bonds:
        1,310,000    Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                     1,338,794
        1,290,000    Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                           1,316,987
        1,000,000  Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                        1,018,790
        6,343,000  Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                     Ctr. Apts. Proj.), 6.75%, 10/20/32                                                                   7,013,519
        1,000,000  Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                     5.50%, 5/1/15                                                                                          789,150

28
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
          650,000    Senior Series 1999A, 5.15%, 7/1/09                                                                     621,718
        2,015,000    Subordinated Series 1999C, 6.60%, 7/1/29                                                             1,901,918
        1,600,000  Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                     (ACA insured), 5.50%, 1/1/18                                                                         1,532,320
          445,000  Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                              487,693
          360,000  Lubbock Hlth. Fac. Dev. Corp. Rev. Series 2001 (Sears Plains Retirement Corp. Proj.)
                     (GNMA collateralized), 5.00%, 1/20/10                                                                  356,940
        1,550,000  Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                     Quail Creek), 7.75%, 1/1/22                                                                          1,606,234
          750,000  Lufkin Hlth. Sys. Rev.  Series 1998 (Memorial Hlth. Sys. Of East Texas), 5.00%, 2/15/08                  686,723
                   Midland HFC Single Family Mtg. Rev. Refunding:
          298,515    Series 1992 A-2, 8.45%, 12/1/11                                                                        327,567
          181,428    Series 1992 B2, 8.15%, 12/1/11                                                                         191,535
                   Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                     Series 1996A:
        1,000,000      6.30%, 2/15/12                                                                                       949,040
        1,000,000      6.40%, 2/15/16                                                                                       925,440
          500,000      6.40%, 2/15/20                                                                                       453,045
        1,000,000    Series 2000A, 7.00%, 2/15/10                                                                           993,380
        7,272,000  Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks Apts.
                     Proj.), 6.75%, 9/20/32                                                                               8,000,582
        1,085,000  North Central Hlth. Fac. Dev. Corp. Rev. Series 1998A (C.C. Young Memorial Home Proj.), 5.375%,
                     2/15/14                                                                                                918,887
          796,085  Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                     844,996
                   Panhandle Regional HFC Multifamily Hsg.:
          475,000    Senior Series 2000A, 6.25%, 3/1/10                                                                     488,694
          250,000    Subordianate Series 2000C, 8.125%, 3/1/31                                                              254,588
          650,000  San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10               653,036
        7,875,000  Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Adventist Hlth. Sys./Sunbelt
                     Obligated Group Proj.), 5.375%, 11/15/20                                                             6,880,073
                   Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys. Proj.):
          440,000      5.60%, 11/15/02                                                                                      446,393
          460,000      5.70%, 11/15/03                                                                                      470,525
          490,000      5.75%, 11/15/04                                                                                      503,813
          515,000      5.80%, 11/15/05                                                                                      531,362
          500,000  Travis Co. HFC Multifamily Hsg. Rev. Refunding Series 1994 (Travis Station Apts. Proj.), 6.50%,
                     10/1/10                                                                                                526,425
                   TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
          850,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                                    886,559
        2,610,000    Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                  2,695,582
          930,000    Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                             934,241
        2,965,000    Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                    3,055,848
                   Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
          870,000    4.80%, 2/15/06                                                                                         829,301
        1,020,000    5.00%, 2/15/08                                                                                         953,231
        3,205,000    5.40%, 2/15/12                                                                                       2,908,922
                                                                                                                       -------------
                                                                                                                         65,472,816
                                                                                                                       -------------

                 See accompanying notes to portfolios of investments on page 48.

SIT TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   UTAH (1.3%)
          725,000  Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%, 11/15/13                   743,647
                   Intermountain Power Agency Power Supply Rev. (AMBAC insured)
          220,000    Series 1986, 5.00%, 7/1/13                                                                             220,040
          380,000    Series 1986 Prerefunded, Escrowed to Maturity, 5.00%, 7/1/13                                           380,141
        1,840,000  Ogden Neighborhood Dev. Agency Tax Increment Rev. Series 1990A (LOC Sumitomo Bank)
                     Zero Coupon, 5.55% effective Yield on Purchase Date, 12/30/05                                        1,453,913
                   Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
          120,000    5.15%, 10/1/11                                                                                         117,845
          125,000    5.20%, 10/1/12                                                                                         122,168
          130,000    5.25%, 10/1/13                                                                                         126,517
          825,000    5.50%, 10/1/19                                                                                         791,720
        2,035,000  UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8)
                     (FHA insured), 6.10%, 7/1/22                                                                         2,089,070
          570,000  Weber-Box Elder Conservation District Water Rev. Series 2000A, 6.50%, 11/1/19                            581,765
                                                                                                                       -------------
                                                                                                                          6,626,826
                                                                                                                       -------------
   VERMONT (0.1%)
          420,000  VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09           413,041
                                                                                                                       -------------

   VIRGINIA (1.1%)
        2,240,000  Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998 (Brook Ridge, LLC Proj.)
                     (ACA insured), 5.25%, 10/1/18                                                                        2,143,613
        1,850,000  Prince William Co. Ind. Dev. Auth. Multifamily Hsg. Rev. Series 1998A (Melrose
                     Apts. Proj.), 5.35%, 7/1/23                                                                          1,742,108
        1,750,000  Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                     (Winchester Greens Townhouses Proj.), 5.40%, 1/1/31                                                  1,735,492
                                                                                                                       -------------
                                                                                                                          5,621,213
                                                                                                                       -------------
   WASHINGTON (5.4%)
                   Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Asset Guaranty insured):
          400,000    5.25%, 9/1/13                                                                                          405,024
        2,780,000    5.25%, 9/1/19                                                                                        2,687,537
        2,315,000  King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Asset Guaranty insured), 5.05%, 7/1/13    2,252,981
        2,780,000  Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A, 5.50%, 12/1/18             2,626,711
        2,640,000  Quinault Indian Nation Tax-Exempt Impt. & Refunding Rev. Series 1999A (Quinault Beach Resort Proj.)
                     (ACA Insured), 5.80%, 12/1/15                                                                        2,691,982
        2,470,000  Snohomish Co. Hsg. Auth. Rev. Series 1999A (Millwood Estates Proj.), 5.40%, 6/1/19                     2,447,251
                   Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
        1,000,000    5.40%, 3/1/18                                                                                          984,700
        3,240,000    5.50%, 3/1/28                                                                                        3,146,850
        1,000,000  WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%, 7/1/16     1,028,890
                   WA Hlth. Care Fac. Auth. Rev.:
        1,850,000    Series 1996 (Grays Harbor Cmty. Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                  1,882,986
          500,000    Series 1998 (Harrison Memorial Hosp.) (AMBAC insured), 5.00%, 8/15/18                                  488,340
        1,515,000    Series 2000 (Grays Harbor Cmty. Hosp. Proj.) (Asset Guaranty insured), 5.85%, 7/1/12                 1,618,944
                   WA Hsg. Finance Commission Nonprofit Hsg. Rev.:
        1,000,000    Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                      1,010,880
        1,390,000    Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                       1,356,793
        1,355,000    Series 1998A (WA Odd Fellows Home Proj.) (LOC US Bank), 5.05%, 7/1/18                                1,282,873
        1,000,000  WA Public Power Supply Sys. Nuclear Proj. #3 Rev. Refunding Series 1993C, 5.375%, 7/1/15               1,014,120
                                                                                                                       -------------
                                                                                                                         26,926,862
                                                                                                                       -------------

30
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
   WEST VIRGINIA (0.8%)
        5,220,000  Huntington Res. Mtg. Rev. Series 1991 Prerefunded, Escrowed to Maturity, Zero Coupon,
                     7.37% Effective Yield on Purchase Date, 9/1/12                                                       2,357,926
        1,850,000  Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14        708,606
        2,780,000  Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14       1,055,983
                                                                                                                       -------------
                                                                                                                          4,122,515
                                                                                                                       -------------
   WISCONSIN (3.7%)
                   WI HEDA Home Ownership Rev.:
        3,255,000    Series 1992A, 7.10%, 3/1/23                                                                          3,358,639
        2,960,000    Series 1998A, 5.38%, 9/1/17                                                                          2,991,465
        1,095,000    Series 1999C, 5.00%, 9/1/17                                                                          1,080,480
          905,000    Series 1999F, 5.50%, 10/1/17                                                                           924,711
                   WI Hlth. & Educ. Fac. Auth. Rev. :
          750,000    Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                       754,958
        1,620,000    Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                       1,355,697
        1,550,000    Series 1999 (Divine Savior Hosp. & Nursing Home Proj., Inc.), 5.65%, 6/1/19                          1,289,249
                     Series 1999 (FH Healthcare Dev. Inc. Proj.):
        1,395,000      5.25%, 11/15/04                                                                                    1,372,861
        1,020,000      5.625%, 11/15/09                                                                                     973,988
                     Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
          670,000      5.00%, 5/15/06                                                                                       668,761
          705,000      5.10%, 5/15/07                                                                                       702,032
          740,000      5.15%, 5/15/08                                                                                       733,436
          820,000      5.35%, 5/15/10                                                                                       810,053
          865,000      5.45%, 5/15/11                                                                                       853,703
        1,000,000    Series 1999 (Monroe Clinic Inc., Proj.), 5.125%, 2/15/16                                               898,250
                                                                                                                       -------------
                                                                                                                         18,768,283
                                                                                                                       -------------


Total municipal bonds (cost:  $482,212,826)                                                                             469,969,538
                                                                                                                       -------------

CLOSED-END MUTUAL FUNDS (5.5%) (2)
          123,400  American Municipal Term Trust 2001                                                                     1,272,254
          149,800  American Municipal Term Trust III 2003                                                                 1,605,856
          357,800  Blackrock Insured Municipal Term Trust 2008                                                            5,510,120
          450,000  Blackrock Municipal Target Term Trust 2006                                                             4,590,000
           11,000  Colonial Investment Grade Municipal Trust                                                                107,250
           85,500  Duff & Phelps Utilities Income Fund                                                                    1,208,115
           50,000  Insured Municipal Income Fund                                                                            656,000
           25,500  Nuveen Performance Plus Municipal Fund                                                                   355,470
           54,000  Nuveen Premium Income Municipal Fund                                                                     737,100
           50,000  Seligman Select Municipal Fund                                                                           512,000
           53,300  Van Kampen Advantage Municipal Income Trust                                                              752,596
           44,000  Van Kampen Advantage Municipal Income Trust II                                                           535,480
           29,000  Van Kampen Investment Grade Municipal Trust                                                              249,980
          350,000  Van Kampen Merritt Municipal Opportunity Trust                                                         5,330,500
          322,200  Van Kampen Merritt Strategic Sector Municipal Trust                                                    3,998,502
                                                                                                                       -------------

Total closed-end mutual funds (cost:  $27,528,431)                                                                       27,421,223
                                                                                                                       -------------

SHORT-TERM SECURITIES (0.7%) (2)
        2,111,283  Dreyfus Tax-Exempt Cash Management Fund, 3.11%                                                         2,111,283
        1,502,617  Northern Institutional Tax-Exempt, 3.34%                                                               1,502,617
                                                                                                                       -------------

Total short-term securities (cost:  $3,613,900)                                                                           3,613,900
                                                                                                                       -------------

Total investments in securities (cost:  $513,355,158) (7)                                                              $501,004,661
                                                                                                                       =============

                 See accompanying notes to portfolios of investments on page 48.

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         MICHAEL C. BRILLEY * DEBRA A. SIT, CFA * PAUL J. JUNGQUIST, CFA

   The Fund provided investors with a +8.4% total return for the year ended March 31, 2001 compared to a +9.5% return for the Lehman 5-Year Municipal Bond Index and a +9.4% average return for the Lipper Analytical Services Minnesota Municipal Bond Fund universe. The Fund's performance ranks 4th of 22 funds in its Lipper peer group category since its inception. As of March 31, 2001, the Fund's 30-day SEC yield was 5.42% and its 12-month distribution rate was 5.27%, compared to 5.42% and 5.19%, respectively, at March 31, 2000.
   Municipal bond yields decreased throughout the year, the result of a decline in the general level of interest rates as well as diminished supply in Minnesota over the past six months. This decline in yields was the primary reason for the $0.28 per share increase in the Fund's net asset value during the year, accounting for almost one-third of the Fund's total return. The Fund's yield and distribution rate held up remarkably given the declining interest rate environment. Net assets increased slightly over the past year from $172.9 million to $181.2 million.
   The Fund's most significant sector shifts during the year reduced exposure to healthcare securities while increasing emphasis on multi-family housing bonds and reducing cash. Healthcare performance is improving, but it has still lagged that of other sectors in Minnesota. The Fund remains overweighted in healthcare, and should benefit from improved fundamentals in the coming year. The Fund's largest sector weighting continues to be multi-family housing, which has provided consistently strong returns over the past several years. We anticipate that this sector will continue its solid performance in the coming year. The Fund's average credit quality has experienced little change over the past year.
   Our economic forecast anticipates significantly slower GDP growth through the summer of 2001, accompanied by additional short-term interest rate reductions by the Federal Reserve. Bond yields may not decline much further, however, because the new issue supply of municipal bonds in Minnesota is poised to increase dramatically due to the lower interest rates that are now prevalent. Thus, income is expected to be the primary component of return in the period ahead. Demand should increase for lower-rated and non-rated bonds as investors reach for yield in this lower interest rate environment, which should benefit the Fund's performance. Investment of new cash flows will be focused on maturities in the 6-15 year range.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

   During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                Net Asset Value  3/31/01:    $10.01 Per Share
                                 3/31/00:    $ 9.73 Per Share
                        Total Net Assets:   $181.2 Million
                        30-day SEC Yield:      5.42%
                    Tax Equivalent Yield:      9.74%(1)
              12-Month Distribution Rate:      5.27%
                        Average Maturity:     17.1 Years
         Duration to Estimated Avg. Life:      6.8 Years(2)
                        Implied Duration:      6.8 Years(2)

(1) For individuals in the 39.6% federal tax and 7.85% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                       Multifamily Mortgage Revenue   41.3
                       Hospital/Health Care Revenue   19.9
                     Single Family Mortgage Revenue   10.6
                                      Other Revenue    6.4
                             Sectors 3.9% and Under   17.0
                            Cash & Other Net Assets    4.8

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

3 Month**             2.00%           2.84%           1.75%
6 Month**             4.70            5.69             n/a
1 Year                8.43            9.46            9.39
3 Year                3.61            5.30            4.00
5 Year                5.21            5.54            5.30
Inception             5.44            5.34            4.95
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

1 Year                8.43%           9.46%           9.39%
3 Year               11.23           16.75           12.50
5 Year               28.91           30.93           29.46
Inception            47.50           46.42           42.54
   (12/1/93)


*AS OF 3/31/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/01 would have grown to $14,750 in the Fund or $14,642 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   15.1%           ASSESSMENT OF
                                     AA   15.3%             NON-RATED
                                    AAA   17.4%            SECURITIES
                Cash & Other Net Assets    4.8%
                              Not Rated   39.3%            AAA    2.0%
                          Less than BBB    0.6%            AA     1.0
                                    BBB    7.5%            A      2.3
                                                           BBB   24.3
                                                           BB     8.4
                                                           B      1.3
                                                           ----------
                                                           TOTAL 39.3%

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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.4%) (2)
   EDUCATION/STUDENT LOAN (3.4%)
                     Minnesota Higher Educ. Fac. Auth. Rev. :
           750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                760,680
         2,300,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                             2,275,620
           458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                      441,210
                      Series 1999-4Y (Augsburg College):
           700,000      5.05%, 10/1/13                                                                                      690,431
           500,000      5.20%, 10/1/16                                                                                      484,995
           275,000    Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                                 268,631
                     St. Paul Hsg. & Redev. Auth. Lease Rev.:
         1,000,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                       965,560
           175,000    Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                               176,771
           165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24         173,704
                                                                                                                       -------------
                                                                                                                          6,237,602
                                                                                                                       -------------
   ESCROWED TO MATURITY/PREREFUNDED (2.7%)
           100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                 106,453
           570,000   Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.)
                      Series 1996, 7.25%, 10/1/11                                                                           597,776
                     Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
           640,000    Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                                  713,171
         1,310,000    Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                                 1,501,011
                     Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
           125,000    Series 1993A, 6.20%, 9/1/05                                                                           134,968
           130,000    Series 1993A, 6.30%, 9/1/06                                                                           140,665
           200,000    Series 1993B, 6.20%, 9/1/05                                                                           219,352
           250,000   St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Proj.), 7.00%, 8/1/01    253,205
         1,135,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                             1,137,667
                                                                                                                       -------------
                                                                                                                          4,804,268
                                                                                                                       -------------
   GENERAL OBLIGATION (0.9%)
           560,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                               579,662
         1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                               1,012,280
                                                                                                                       -------------
                                                                                                                          1,591,942
                                                                                                                       -------------

   HOSPITAL/HEALTH CARE (19.9%)
           700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21              686,231
                     Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
            50,000    6.75%, 12/1/05                                                                                         45,573
           500,000    7.50%, 12/1/10                                                                                        430,420
           565,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08              530,343

34
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                                  538,663
         1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                     1,289,819
         1,415,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                      5.75%, 9/1/11                                                                                       1,275,906
         1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                             847,110
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                      Medical Ctr. Proj.), 6.75%, 8/1/17 (8)                                                                739,540
           715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18           588,488
           140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19              140,077
                     Elk River Rev. Series 1998 (Care Choice Member Proj.):
         1,500,000    5.60%, 8/1/13                                                                                       1,290,375
         1,400,000    5.70%, 8/1/18                                                                                       1,150,548
           325,000    5.75%, 8/1/23                                                                                         260,507
           215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                      (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                        220,706
           650,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15        633,068
                     Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
           115,000    5.10%, 11/1/09                                                                                        106,293
           120,000    5.20%, 11/1/10                                                                                        110,245
           135,000    5.40%, 11/1/12                                                                                        122,481
           140,000    5.50%, 11/1/13                                                                                        126,840
            60,000    5.60%, 11/1/18                                                                                         48,809
         1,095,000    5.75%, 11/1/23                                                                                        874,828
         1,455,000    5.875% 11/1/28                                                                                      1,169,645
           565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18              524,134
           605,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%, 3/1/14     534,802
         1,685,000   Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                               1,697,435
                     Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
           305,000    5.65%, 11/1/13                                                                                        276,949
           320,000    5.70%, 11/1/14                                                                                        289,293
         1,000,000    5.80%, 11/1/19                                                                                        870,610
         1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                      999,323
         1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28            851,000
         1,125,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10          1,038,431
         1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                        1,291,305
                     MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
           115,000    5.45%, 2/1/09                                                                                         108,170
           120,000    5.45%, 8/1/09                                                                                         112,168
           120,000    5.50%, 2/1/10                                                                                         111,704
           125,000    5.50%, 8/1/10                                                                                         115,599

                 See accompanying notes to portfolios of investments on page 48.
                                                                              35
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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           130,000    5.55%, 2/1/11                                                                                         119,924
           130,000    5.55%, 8/1/11                                                                                         119,064
           135,000    5.60%, 2/1/12                                                                                         123,296
         2,355,000    5.90%, 2/1/19                                                                                       1,963,199
           495,000    5.75%, 2/1/29                                                                                         389,085
                     MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
           410,000    5.80%, 8/1/08                                                                                         427,605
           750,000    6.55%, 8/1/16                                                                                         783,750
                     MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
           500,000    6.00%, 11/15/03                                                                                       522,120
           500,000    5.625%. 11/15/04                                                                                      521,480
           590,000    5.70%, 11/15/06                                                                                       622,108
         1,000,000   New Hope Hsg. & Hlth. Care Fac. Rev. Series 1999 ( MN Masonic Home North Ridge Proj.),
                      5.75%, 3/1/15                                                                                         906,820
                     Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
           650,000    5.45%, 7/1/13                                                                                         588,035
         1,125,000    5.55%, 7/1/19                                                                                         962,955
                     St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
           500,000    5.00%, 5/15/10                                                                                        469,940
         1,340,000    5.20%, 5/15/13                                                                                      1,233,617
         2,850,000    5.25%, 5/15/18                                                                                      2,541,715
           960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                      (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                       909,302
           820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                            833,169
                                                                                                                       -------------
                                                                                                                         36,084,622
                                                                                                                       -------------
   INDUSTRIAL /POLLUTION CONTROL (3.9%)
         1,000,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)          1,020,410
                     MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
           105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                    106,547
           500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                  512,030
           400,000    Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                   394,360
                     Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
           210,000    5.10%, 10/1/05 (4)                                                                                    207,018
           705,000    5.25%, 10/1/08 (4)                                                                                    641,219
           400,000    5.60%, 10/1/12 (4)                                                                                    357,128
         1,000,000   Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                      6.00%, 12/1/01                                                                                      1,000,760
                     Owatonna Industrial Dev. Rev. Series 1997:
           280,000    7.25%, 5/1/14 (4)                                                                                     275,915
           505,000    7.375%, 5/1/17 (4)                                                                                    497,950

36
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                    208,320
           275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)      268,307
           500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                         503,505
         1,070,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                      Kellogg Proj.), 6.375%, 8/1/03                                                                      1,069,947
                                                                                                                       -------------
                                                                                                                          7,063,416
                                                                                                                       -------------
   MULTIFAMILY MORTGAGE (41.3%)
         1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                      Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                   1,525,396
           500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.),
                      7.25%, 1/1/26                                                                                         511,945
         1,000,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                      6.20%, 12/1/31                                                                                        911,100
           960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14          973,958
                     Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
         1,200,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                1,213,872
           650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                     651,001
         2,630,000    Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                             2,569,668
           400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                          402,948
                     Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
           235,000    5.00%, 9/1/09 (4)                                                                                     219,483
           495,000    5.375%, 9/1/14 (4)                                                                                    449,321
           405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                      7.30%, 7/1/18                                                                                         410,087
                     Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
            55,000    6.00%, 2/1/05                                                                                          55,051
            60,000    6.25%, 2/1/06                                                                                          60,068
            60,000    6.50%, 2/1/07                                                                                          60,080
            75,000    7.10%, 2/1/10                                                                                          75,110
           700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                      6.50%, 5/1/25                                                                                         676,032
                     Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
           115,000    5.30%, 11/1/07                                                                                        108,806
           115,000    5.40%, 11/1/08                                                                                        107,811
           170,000    5.50%, 11/1/10                                                                                        156,113
           545,000    5.80%, 11/1/18                                                                                        462,345
                     Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
         4,490,000    Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                              4,975,818
           225,000    Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                          227,666

                 See accompanying notes to portfolios of investments on page 48.

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MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.
                      Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                943,830
                     Eden Prairie Multifamily Hsg. Rev. Refunding :
           700,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                        721,007
         1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                      1,541,040
           300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                             303,942
           435,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                             439,054
         1,175,000   Golden Valley Rev. Series 1999A (Covenant Retirement Cmntys. Proj.), 5.50%, 12/1/25                  1,086,969
                     Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
            85,000    Series 1999B, 5.00%, 10/1/09                                                                           81,809
           500,000    Series 1999A, 5.20%, 10/1/19                                                                          474,490
         1,660,000    Series 1999A, 5.30%, 10/1/29                                                                        1,557,661
           110,000    Series 1999B, 5.70%, 10/1/29                                                                           99,304
           275,000   Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8), 5.80%,
                       9/1/13                                                                                               278,454
           535,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%,
                       6/20/31                                                                                              542,190
                     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
           100,000    5.85%, 4/1/09                                                                                         103,358
           450,000    6.25%, 4/1/15                                                                                         466,313
           500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                         508,670
         3,675,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17          3,494,043
         1,650,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)               1,570,404
                     Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
         1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                              1,703,033
           100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                        100,342
           275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                        275,941
                     Minneapolis Multifamily Hsg. Rev.:
           355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                           357,226
                      Series 1994 (Findley Place Townhomes Proj.) (Section 8):
            50,000      6.00%, 12/1/05 (4)                                                                                   48,592
         1,115,000      7.00%, 12/1/16 (4)                                                                                1,039,704
         4,380,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                         4,414,339
         3,000,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                      2,943,510
           345,000    Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30 (4)                                 353,842
                     Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
           100,000    6.80%, 7/1/10                                                                                         104,723
           240,000    6.90%, 7/1/11                                                                                         249,506
                     MN HFA Rental Hsg. Rev.:
           175,000    Series 1993C, 6.15%, 2/1/14                                                                           175,298
           110,000    Series 1993E, 6.00%, 2/1/14                                                                           113,070
         4,005,000    Series 1998A, 5.375%, 8/1/28                                                                        3,873,876

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           655,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                       670,320
           400,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                      8.00%, 12/20/16                                                                                       411,992
                     Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights
                      Apts. Proj.):
           540,000    5.10%, 7/20/13 (4)                                                                                    547,306
           975,000    5.20%, 1/20/18 (4)                                                                                    961,175
           145,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02               145,080
                     New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
            95,000    5.35%, 12/1/08                                                                                         92,541
           100,000    5.40%, 12/1/09                                                                                         96,046
           105,000    5.50%, 12/1/10                                                                                        100,513
           110,000    5.60%, 12/1/11                                                                                        104,976
           650,000    6.125%, 12/1/19                                                                                       607,821
                     Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA
                      collateralized):
         1,650,000    Series 1996A, 8.05%, 6/20/31                                                                        1,846,944
           675,000    Series 1996C, 8.00%, 6/20/31                                                                          684,072
           960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16               952,752
         2,800,000   Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household
                      Finance) (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                  2,887,808
                     Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
         2,820,000    5.60%, 10/1/13                                                                                      2,431,235
           400,000    5.625%, 10/1/18                                                                                       327,560
           325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12           339,495
         1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22       1,553,880
           500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                      Assisted Proj.), 5.15%, 12/1/14                                                                       485,165
                     St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
         1,300,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                       1,125,839
                      Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
           247,000      5.00%, 6/1/09                                                                                       238,155
           929,000      5.50%, 6/1/18                                                                                       871,987
                     St. Louis Park Multifamily Hsg. Rev. Refunding:
           650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                675,760
           500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                           492,165
                     St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
           500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                    524,975
           200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                             210,374
         1,126,605    Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24                    1,036,014
                     St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
         3,370,000    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                         3,700,058

                 See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           408,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                            393,426
         2,000,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                      (Laurentian Manor Proj.), 5.75%, 5/1/32                                                             1,837,960
           965,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                             996,527
           755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                      Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                    758,979
                                                                                                                       -------------
                                                                                                                         74,878,119
                                                                                                                       -------------
   MUNICIPAL LEASE (3.0%)
           585,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer, Inc. Proj.), 9.00%, 4/1/10 (4)              597,817
           125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13         126,299
           655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.),
                      6.10%, 2/1/08                                                                                         665,847
           100,000   Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                    104,827
           800,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                    812,296
         1,599,531   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                1,588,174
         1,474,201   University of Puerto Rico Certificates of Participation Series 2001, 6.25%, 1/10/05                  1,481,542
                                                                                                                       -------------
                                                                                                                          5,376,802
                                                                                                                       -------------
   PUBLIC FACILITIES (1.1%)
           480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                 466,128
           300,000   Puerto Rico Pub. Bldg. Auth. Gtd. Pub. Ed. & Hlth. Fac. Rev. Refunding Series 1989I, 6.00%, 7/1/12     300,525
         1,245,000   St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                   1,305,619
                                                                                                                       -------------
                                                                                                                          2,072,272
                                                                                                                       -------------
   SINGLE FAMILY MORTGAGE (10.6%)
                     Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
           960,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                        991,978
           360,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                  369,396
           105,000   Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                      Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                         108,010
           765,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                      7.10%, 1/1/20                                                                                         766,752
         2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                      Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                          993,132
           400,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                   421,120
                     MN HFA Single Family Mtg. Rev.:
           160,000    Series 1991A, 7.05%, 7/1/22 (4)                                                                       162,549
         1,420,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                   1,474,698
           375,000    Series 1992E, 6.85%, 1/1/24 (4)                                                                       386,906
           930,000    Series 1992F, 6.75%, 7/1/12 (4)                                                                       948,740
         1,020,000    Series 1994F, 6.30%, 7/1/25                                                                         1,062,085
            60,000    Series 1994K, 5.90%, 1/1/07                                                                            63,543

40
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           390,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                       409,461
         1,870,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                    1,928,045
           110,000    Series 1997E, 5.90%, 7/1/29 (4)                                                                       111,100
           150,000    Series 1997G, 6.00%, 1/1/18                                                                           160,454
         2,395,000    Series 1998C, 5.25%, 1/1/17                                                                         2,417,154
           795,000    Series 1998F-1, 5.45%, 1/1/17                                                                         815,487
           155,000    Series 1998F, 5.70%, 1/1/17                                                                           162,899
           840,000    Series 1999B, 5.25%, 1/1/20                                                                           841,604
           890,000    Series 1999C, 4.10%, 7/1/03 (4)                                                                       894,183
           690,000    Series 1999C, 4.25%, 7/1/04 (4)                                                                       695,389
         1,100,000    Series 1999C, 4.40%, 7/1/05 (4)                                                                     1,112,188
           340,000    Series 2000C, 6.10%, 7/1/30 (4)                                                                       350,839
           794,687   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                 820,348
           165,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                      6.00%, 9/1/10                                                                                         176,629
           966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                      Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                    479,447
                                                                                                                       -------------
                                                                                                                         19,124,136
                                                                                                                       -------------
   UTILITY (0.2%)
           400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16               395,448
                                                                                                                       -------------

   OTHER REVENUE BONDS (6.4%)
                     Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                      Medical Clinic Proj.):
           250,000      5.15%, 12/1/08                                                                                      234,335
         1,750,000      5.60%, 12/1/15                                                                                    1,540,525
                     Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.):
           140,000    Series 2000, 5.75%, 11/1/01                                                                           140,343
           205,000    Series 2000, 5.90%, 11/1/03                                                                           206,843
           200,000    Series 2000, 6.25%, 11/1/05                                                                           202,844
                     Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
           100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                 101,917
           170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                     181,346
           500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                    487,955
         1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08       1,250,588
           200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                        203,202
           300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                      (AMBAC insured), 5.45%, 2/1/20                                                                        308,064
         2,700,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                      (Civic Center Proj.), 7.10%, 11/1/23                                                                3,310,578

                 See accompanying notes to portfolios of investments on page 48.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                   MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
         1,283,000   St. Paul Hsg. & Redev. Auth. Tax Increment Series 2000, 6.10%, 2/15/28                               1,307,646
           600,000   Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                      640,470
         1,500,000   White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                 1,544,670
                                                                                                                       -------------
                                                                                                                         11,661,326
                                                                                                                       -------------

Total municipal bonds (cost:  $173,832,318)                                                                             169,289,953
                                                                                                                       -------------

CLOSED-END MUTUAL FUNDS (1.8%) (2)
           171,900   Minnesota Municipal Term Trust 2001                                                                  1,787,760
           103,500   Minnesota Municipal Term Trust II 2003                                                               1,066,050
            30,000   Voyageur Minnesota Municipal Income Fund II                                                            422,400
                                                                                                                       -------------

Total Closed-End Mutual Funds (cost:  $3,422,961)                                                                         3,276,210
                                                                                                                       -------------

SHORT-TERM SECURITIES (3.6%) (2)
           380,098   Federated Minnesota Municipal Cash Fund, 3.15%                                                         380,098
         4,000,000   Hennepin Co. G.O. Series 2000B, variable rate, 12/1/20                                               4,000,000
         2,115,000   Minneapolis Rev. Series 1997B (University of MN Gateway Proj.), variable rate, 12/1/27               2,115,000
                                                                                                                       -------------

Total Short-Term Securities (cost:  $6,495,098)                                                                           6,495,098
                                                                                                                       -------------

Total investments in securities (cost:  $183,750,377) (7)                                                              $179,061,261
                                                                                                                       =============

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                                                                              43

[PHOTO]  SIT BOND FUND
         YEAR ENDED MARCH 31, 2001
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors an +11.2% return for the past 12 months. The 12-month returns for the Lipper Intermediate Investment Grade Bond Fund universe average and the Lehman Aggregate Bond Index were +11.2% and +12.5%, respectively. For the period since its inception, the Fund's return ranked in the top 25% of its Lipper universe (out of 95 funds).
   The U.S. Treasury yield curve steepened significantly over the past 12 months. Shorter maturity Treasury yields declined roughly 2% as the economy slowed and the Federal Reserve began reducing its targeted federal funds rate in January. However, longer term Treasury yields fell much less dramatically as the 30-year Treasury fell only 0.38%. Specifically, the 2-year Treasury yielded 4.17%, the 5-year Treasury yielded 4.55%, and the 30-year Treasury yielded 5.46% at March 31, 2001.
   Non-Treasury sectors of the taxable bond market provided a strong income advantage over the Treasury sector. This income advantage contributed to higher returns for these sectors, particularly for high quality corporate bonds and asset-backed securities. Investors exhibited an increasing demand for these non-treasury sectors as Treasury yields declined throughout the year.
   Activity in the Fund included increased exposure to the corporate, asset-backed, and collateralized mortgage obligation sectors in anticipation of increasing investor demand. We expect non-Treasury sectors of the taxable bond market to continue their recent outperformance of the last several months. Despite this recent outperformance, non-Treasury sectors still provide historically high yield premiums over Treasuries, currently in the 1.5% to 3% range. In the Treasury sector, Treasury Inflation Protected Securities (TIPS) were purchased to take advantage of monthly spikes in inflation rates. The principal of these securities increases at the rate of CPI while also paying a fixed coupon.
   Looking ahead, we are forecasting that the Fed will further lower short-term interest rates and that the economy will trough in the second quarter and improve later this year. We intend to maintain the Fund's duration near its benchmark and continue to overweight the corporate, asset-backed and CMO sectors, as we expect these sectors to continue to provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

   The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

              Net Asset Value  3/31/01:    $9.80 Per Share
                               3/31/00:    $9.43 Per Share
                      Total Net Assets:   $13.3 Million
                      30-day SEC Yield:     6.67%
            12-Month Distribution Rate:     6.78%
                      Average Maturity:    18.4 Years
                    Effective Duration:     4.7 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                             Corporate Bonds & Notes   38.4
                             Asset-Backed Securities   23.4
                               Mortgage Pass-Through   15.2
                 Collateralized Mortgage Obligations   10.1
                                       U.S. Treasury    5.9
                              Sectors 4.3% and Under    6.1
                             Cash & Other Net Assets    0.9

44
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                          AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

3 Month**              3.09%         3.04%           3.04%
6 Month**              7.05          7.37             n/a
1 Year                11.18         12.53           11.21
3 Year                 5.72          6.88            5.86
5 Year                 6.69          7.48            6.62
Inception              6.42          6.88            6.03
   (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

1 Year                11.18%        12.53%          11.21%
3 Year                18.16         22.08           18.64
5 Year                38.25         43.43           37.78
Inception             57.80         62.92           53.66
   (12/1/93)


*AS OF 3/31/01.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/01 would have grown to $15,780 in the Fund or $16,292 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                              A   16.5%
                                             AA    3.6%
                                            AAA   36.7%
                 Govt. Agency Backed Securities   15.9%
                                U.S. Government    5.9%
                        Cash & Other Net assets    0.9%
                                             BB    0.4%
                                            BBB   20.1%

SIT BOND FUND
MARCH 31, 2001
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.9%) (2)
      250,000  U.S. Treasury Note, 4.75%, 11/15/08                    247,148
      250,000  U.S. Treasury Strip, zero coupon,
                6.22% effective yield, 2/15/19                         89,355
      441,892  U.S.Treasury Inflation Index Note,
                3.38%, 1/15/07  *                                     446,587
                                                                 -------------

Total U.S. government securities                                      783,090
                                                                 -------------
   (cost:  $778,280)

ASSET-BACKED SECURITIES (23.4%) (2)
               Advanta Mortgage Loan Trust:
      200,000   1995-3 A5, 7.37%, 2/25/27                             206,584
      250,000   1996-1 A7, 7.07%, 3/25/27                             255,605
      200,000   1999-3 A4, 7.75%, 10/25/26                            208,863
               Conseco Home Equity Loan:
      200,000   1999-F A3, 6.97%, 10/15/30                            205,785
      300,000   2000-D A4, 8.17%, 12/15/25                            315,335
               Conseco Mfg. Housing Series:
      500,000   2000-1 A5, 8.06%, 5/1/31                              534,432
      200,000   2000-4 A5, 7.97%, 5/1/32                              210,470
      249,998  ContiMortgage Home Equity Loan Trust
                Series 1996-1 A7, 7.00%, 3/15/27                      254,649
               EQCC Home Equity Loan Trust:
      100,000   1996-1 A5, 6.93%, 3/15/27                             101,058
      150,000   1998-2 A5F, 6.64%, 7/15/29                            144,238
               Green Tree Financial Corp.:
       75,000   1995-5 A6, 7.25%, 9/15/26                              78,488
       74,990   1997-4 A6, 7.03%, 2/15/29                              77,690
      200,000   1999-1 A5, 6.11%, 9/1/23                              191,016
               Money Store Home Equity Mortgage:
      250,000   1994-A A5, 6.73%, 6/15/24                             245,635
       75,000   1997-B A7, 7.27%, 7/15/38                              77,417
                                                                 -------------

Total asset-backed securities                                       3,107,265
                                                                 -------------
   (cost:  $2,975,455)

COLLATERALIZED MORTGAGE OBLIGATIONS (10.1%) (2)
      137,161  GE Capital Mortgage Services Corp.
                Series 1997-6 A8, 7.50%, 7/25/27                      138,939
              PNC Mortgage Securities
               Corp.:
      132,708   Series 1998-6 4A, 6.75%, 8/25/13                      134,096
      268,378   Series 1998-14 1A, 6.25%, 1/25/29                     270,772
      350,000  Norwest Asset Securities Corp.
                Series 1998-19 2A12, 6.75%, 7/25/28                   347,721
       82,411  Residential Funding
                Series 2000-S11 A1, 7.75%, 9/25/30                     84,431
               Vendee Mortgage Trust:
      100,000   Series 2000-3 2B, 7.50%, 4/15/08                      103,994
      250,000   Series 1997-2 E, 7.50%, 5/15/24                       259,979
                                                                 -------------

Total collateralized mortgage obligations                           1,339,932
                                                                 -------------
   (cost:  $1,311,394)

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (38.4%) (2)
      300,000  Allstate Finance, 7.83%, 12/1/45                       278,676
               American Airlines:
       75,000   1999-1 A2, 7.02%, 10/15/09                             77,966
       75,000   1999-1 B, 7.32%, 10/15/09                              77,172
      479,093  Atlas Air, 1999-1 A1, 7.20%, 1/2/19                    481,652
      200,000  Banc One Capital, 8.75%, 9/1/30                        208,826
       50,000  Bradley Operating LP, 7.00%, 11/15/04                   47,506
               Burlington North Santa Fe:
       93,711   7.57%, 1/2/21                                          96,949
      100,000   7.91%, 1/15/20                                        108,741
               Comdisco, Inc.:
      100,000   7.23%, 8/16/01                                         94,137
      100,000   6.65%, 11/13/01                                        91,228
      100,000   6.38%, 11/30/01                                        93,500
      300,000   5.95%, 4/30/02                                        244,500
      100,000   9.50%, 8/15/03                                         78,000
      100,000  Conagra, Inc., 6.70%, 8/1/27                           101,393
               Continental Airlines:
       99,299   1999-1B, 6.80%, 8/2/18                                 98,486
       93,594   1999-1A, 6.55%, 2/2/19                                 93,129
      300,000  Elan Corp. (Athena Nuero), 7.25%, 2/21/08              308,222
      200,000  First Empire Capital, 8.23%, 2/1/27                    188,217
      100,000  First Hawaiian Capital, 8.34%, 7/1/27                   91,139
      150,000  First Industrial LP, 7.15%, 5/15/27                    152,297
      125,000  May Department Stores, 9.88%, 6/15/21                  131,745
       50,000  Nortel Networks, 6.13%, 2/15/06                         48,537
      400,000  Pentair, Inc., 7.85%, 10/15/09                         374,704
      100,000  Pitney Bowes, Inc., 8.63%, 2/15/08                     112,469
      400,000  Security Capital Group, 7.75%, 11/15/03                411,280
       50,000  Shaw Communications, Inc., 8.25%, 4/11/10               53,509
               U.S. Airways:
      400,000   2000-2G, 8.02%, 2/15/19                               434,216
      150,000   2001-1G, 7.076%, 3/20/21                              153,064
       50,000  Union Carbide Corp., 8.75%, 8/1/22                      53,774
      303,899  Union Tank Car Co., 6.57%, 1/2/14                      308,743
                                                                 -------------

Total corporate bonds & notes                                       5,093,777
                                                                 -------------
   (cost:  $5,007,634)

FEDERAL AGENCY (0.7%) (2)
      300,000  Resolution Funding Corp., zero coupon,
                6.75% effective yield, 10/15/19                        98,673
                                                                 -------------
   (cost:  $87,411)

46
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QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (15.2%) (2)(3)
               Federal Home Loan Mortgage Corporation:
       94,581   9.00%, 12/1/17                                        100,602
       19,787   10.25%, 9/1/09                                         21,663
       25,335   10.75%, 3/1/11                                         28,095
               Federal National Mortgage Association:
      178,811   9.00%, 12/1/19                                        189,336
      162,790   9.75%, 1/15/13                                        175,152
      146,938   10.25%, 8/15/13                                       159,565
      139,738   11.00%, 11/1/20                                       156,665
               Government National Mortgage Association:
        1,596   8.75%, 11/15/01                                         1,602
       34,928   9.00%, 10/15/06                                        36,910
       42,342   9.00%, 9/15/08                                         44,793
       55,341   9.00%, 4/15/09                                         58,591
       42,140   9.00%, 4/15/09                                         44,615
       75,195   9.00%, 4/15/09                                         79,611
        4,526   9.00%, 8/15/11                                          4,810
       99,486   9.00%, 1/15/17                                        106,407
       35,956   9.00%, 8/20/19                                         38,150
       27,399   9.00%, 6/20/21                                         29,047
       43,678   9.00%, 12/20/21                                        46,304
        2,000   9.25%, 5/15/01                                          2,011
       27,917   9.25%, 5/15/10                                         29,709
        5,342   9.50%, 3/15/03                                          5,525
       51,730   9.50%, 11/15/05                                        54,342
       36,137   9.50%, 2/15/11                                         39,027
       61,919   9.50%, 5/20/16                                         66,716
       30,938   9.50%, 5/20/18                                         33,313
      159,395   9.50%, 7/20/18                                        171,634
      104,431   9.50%, 7/20/18                                        112,449
       67,077   9.50%, 9/20/18                                         72,227
        8,908   9.50%, 4/15/20                                          9,625
       13,946   9.50%, 9/15/20                                         15,068
       19,952   9.50%, 11/15/21                                        21,537
        1,111   9.75%, 8/15/02                                          1,140
        9,785   10.00%, 8/15/02                                        10,026
       43,370   10.00%, 6/15/19                                        46,957
           65   10.25%, 4/15/01                                            65
          716   11.75%, 7/15/01                                           732
                                                                 -------------

Total mortgage pass-through securities                              2,014,021
                                                                 -------------
   (cost:  $1,996,521)

------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                               MARKET VALUE (1)
------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (1.1%) (2)
       25,000  Aurora, CO, Multifamily Series 1999A,
                6.75%, 7/1/01                                          25,089
       23,000  Bernalillo Multifamily. Series 1998A,
                7.50%, 9/20/20                                         23,987
      100,000  Tobacco Settlement Series 2001A,
                7.67%, 5/15/16                                         99,437
                                                                 -------------

Total taxable municipal securities                                    148,513
                                                                 -------------
   (cost:  $149,360)


CLOSED-END MUTUAL FUNDS (4.3%) (2)
        6,725  American Select Portfolio                               82,045
        9,145  American Strategic Income Portfolio (I)                110,654
       23,394  American Strategic Income Portfolio (II)               288,682
        7,672  American Strategic Income Portfolio (III)               90,606
                                                                 -------------


Total closed-end mutual funds                                         571,987
                                                                 -------------
   (cost:  $532,103)

SHORT-TERM SECURITIES (1.2%) (2)
      134,459  Dreyfus Gov't Cash Mgmt. Fund, 5.33%                   134,459
       30,000  Sit Money Market Fund, 4.81% (6)                        30,000
                                                                 -------------

Total short-term securities                                           164,459
                                                                 -------------
   (cost:  $164,459)

Total investments in securities
   (cost:  $13,002,617)  (7)                                      $13,321,717
                                                                 =============

* U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

                 See accompanying notes to portfolios of investments on page 48.

SIT MUTUAL FUNDS
MARCH 31, 2001
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)   Percentage figures indicate percentage of total net assets.

(3) At March 31, 2001, 15.1% of net assets in the U.S. Government Securities Fund and 2.2% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2001, 19.9% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ("Restricted Securities") held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At March 31, 2001 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                    U.S.
                                                   MONEY         GOVERNMENT
                                                  MARKET         SECURITIES            BOND
                                                   FUND             FUND               FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 108,591,953     $ 151,173,813     $  13,002,617
                                              =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation                     --     $   2,841,075     $     401,072
       Gross unrealized depreciation                     --          (320,016)          (81,972)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)               --     $   2,521,059     $     319,100
                                              =============     =============     =============

                                                                   MINNESOTA
                                                 TAX-FREE          TAX-FREE
                                                  INCOME            INCOME
                                                   FUND              FUND
                                              -------------     -------------
Cost for federal income tax purposes          $ 513,378,028     $ 183,751,428
                                              =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $   6,581,831     $   2,015,619
       Gross unrealized depreciation            (18,955,198)       (6,705,786)
                                              -------------     -------------

Net unrealized appreciation (depreciation)    ($ 12,373,367)    ($  4,690,167)
                                              =============     =============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these these securities at March 31, 2001, is $8,338,871 and $739,540 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.7% and 0.4% of the Fund's net assets, respectively.

(9) At March 31, 2001, the total cost of investments purchased on a when-issued or forward-commitment basis was $644,221 for the Tax-Free Income Fund.

SIT MUTUAL FUNDS
MARCH 31, 2001
----------------------------------------------------------------------- [LOGO]
STATEMENTS OF ASSETS AND LIABILITIES

                                                            U.S.                                          MINNESOTA
                                           MONEY         GOVERNMENT                       TAX-FREE        TAX-FREE
                                           MARKET        SECURITIES         BOND           INCOME          INCOME
ASSETS                                      FUND            FUND            FUND            FUND            FUND
                                        ------------    ------------    ------------    ------------    ------------
Investments in securities, at
    identified cost ................    $108,591,953    $151,173,813    $ 13,002,617    $513,355,157    $183,750,377
                                        ============    ============    ============    ============    ============

Investments in securities, at
    market value - see
    accompanying schedules for
    detail .........................    $108,591,953    $153,694,872    $ 13,321,717    $501,004,661    $179,061,261
Cash in bank on demand
    deposit ........................       2,475,299              --              --              --              --
Accrued interest and dividends
    receivable .....................              --       1,058,271         148,520       7,992,076       3,187,968
Receivable for investment
    securities sold ................              --              --         147,539         185,031              --
Receivable for principal
    paydowns .......................              --         239,394             457              --              --
Other
    receivables ....................              --              --              --              --           2,031
Receivable for Fund shares
    sold ...........................              --         418,602              --          37,980              --
                                        ------------    ------------    ------------    ------------    ------------

          Total assets .............     111,067,252     155,411,139      13,618,233     509,219,748     182,251,260
                                        ------------    ------------    ------------    ------------    ------------


LIABILITIES
Disbursements in excess of
    cash balances ..................              --          31,028          47,872          58,287          77,905
Payable for investment securities
    purchased - when issued (note 1)              --              --              --         642,221              --
Payable for investment securities
    purchased ......................              --              --         203,096       3,742,085         112,759
Payable for Fund shares
    redeemed .......................              --         146,461              --         129,409              --
Cash portion of dividends
    payable to shareholders ........         508,897         773,761          76,486       2,144,426         759,245
Other
    payables .......................              --           3,158             560           9,096              --
Accrued investment management
    and advisory services fee ......          53,244         100,831           8,730         309,885         119,297
                                        ------------    ------------    ------------    ------------    ------------

          Total liabilities ........         562,141       1,055,239         336,744       7,035,409       1,069,206
                                        ------------    ------------    ------------    ------------    ------------

Net assets applicable to
    outstanding capital stock ......    $110,505,111    $154,355,900    $ 13,281,489    $502,184,339    $181,182,054
                                        ============    ============    ============    ============    ============

    Capital Stock Par ..............    $      0.001    $       0.01    $      0.001    $      0.001    $      0.001

    Authorized shares (000's) ......      10,000,000      10,000,000      10,000,000      10,000,000      10,000,000
    Outstanding shares .............     110,508,156      14,571,118       1,354,811      50,712,840      18,102,568
                                        ============    ============    ============    ============    ============

Net asset value per share of
    outstanding capital stock ......    $       1.00    $      10.59    $       9.80    $       9.90    $      10.01
                                        ============    ============    ============    ============    ============

                See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                        U.S.                                         MINNESOTA
                                                        MONEY        GOVERNMENT                      TAX-FREE        TAX-FREE
                                                       MARKET        SECURITIES         BOND          INCOME          INCOME
                                                        FUND            FUND            FUND           FUND            FUND
                                                    ------------    ------------    ------------   ------------    ------------
Investment income:
     INCOME:
        Interest ................................   $  9,585,898    $ 10,125,171    $    960,771   $ 31,635,814    $ 10,287,450
                                                    ------------    ------------    ------------   ------------    ------------
              Total income ......................      9,585,898      10,125,171         960,771     31,635,814      10,287,450
                                                    ------------    ------------    ------------   ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee ................      1,000,140       1,236,350         100,955      4,204,190       1,352,632
           Less fees and expenses absorbed
              by investment adviser .............       (249,802)        (99,726)             --       (303,954)             --
                                                    ------------    ------------    ------------   ------------    ------------

           Total net expenses ...................        750,338       1,136,624         100,955      3,900,236       1,352,632
                                                    ------------    ------------    ------------   ------------    ------------

           Net investment income ................      8,835,560       8,988,547         859,816     27,735,578       8,934,818
                                                    ------------    ------------    ------------   ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2) .......             --         522,956          26,227     (8,064,871)       (912,066)

        Net change in unrealized appreciation
           (or depreciation) on investments .....             --       4,569,555         475,627     25,528,464       5,730,445
                                                    ------------    ------------    ------------   ------------    ------------

           Net gain (loss) on investments .......             --       5,092,511         501,854     17,463,593       4,818,379
                                                    ------------    ------------    ------------   ------------    ------------

Net increase (decrease) in net assets resulting
     from operations ............................   $  8,835,560    $ 14,081,058    $  1,361,670   $ 45,199,171    $ 13,753,197
                                                    ============    ============    ============   ============    ============


                See accompanying notes to financial statements on pages 54 - 57. 50
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                                                                              51

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                   U.S. GOVERNMENT
                                                                            FUND                       SECURITIES FUND
                                                              ------------------------------    ------------------------------

                                                                YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                 MARCH 31,       MARCH 31,         MARCH 31,       MARCH 31,
                                                                   2001            2000              2001            2000
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income .................................   $   8,835,560    $   4,441,701    $   8,988,547    $   8,848,375
    Net realized gain (loss) on investments ...............              --               --          522,956       (2,997,944)
    Net change in unrealized appreciation
      (depreciation) of investments .......................              --               --        4,569,555       (1,549,436)
                                                              -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting
         from operations ..................................       8,835,560        4,441,701       14,081,058        4,300,995
                                                              -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .................................      (8,835,560)      (4,441,701)      (8,988,547)      (8,848,375)
    Net realized gains on investments .....................              --               --               --               --
                                                              -------------    -------------    -------------    -------------

      Total distributions .................................      (8,835,560)      (4,441,701)      (8,988,547)      (8,848,375)
                                                              -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold .............................     705,325,410      698,628,894       87,906,007       54,553,405
    Reinvested distributions ..............................       3,399,325        2,721,406        7,768,992        8,278,649
    Payments for shares redeemed ..........................    (749,116,614)    (611,894,877)     (82,252,182)     (81,774,329)
                                                              -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions ........................     (40,391,879)      89,455,423       13,422,817      (18,942,275)
                                                              -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets ...........     (40,391,879)      89,455,423       18,515,328      (23,489,655)
NET ASSETS
    Beginning of period ...................................     150,896,990       61,441,567      135,840,572      159,330,227
                                                              -------------    -------------    -------------    -------------
    End of period .........................................   $ 110,505,111    $ 150,896,990    $ 154,355,900    $ 135,840,572
                                                              =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) ...............   $ 110,505,111    $ 150,896,990    $ 154,607,516    $ 141,184,699
    Undistributed (distributions in excess of) net
      investment income ...................................              --               --            1,166            1,166
    Accumulated net realized gain (loss) from
      security transactions ...............................              --               --       (2,773,841)      (3,296,797)
    Unrealized appreciation (depreciation)
      on investments ......................................              --               --        2,521,059       (2,048,496)
                                                              -------------    -------------    -------------    -------------

                                                              $ 110,505,111    $ 150,896,990    $ 154,355,900    $ 135,840,572
                                                              =============    =============    =============    =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold ..................................................     705,325,410      698,628,899        8,481,193        5,270,957
    Reinvested distributions ..............................       3,399,325        2,721,406          752,059          803,761
    Redeemed ..............................................    (749,116,653)    (611,894,877)      (7,950,066)      (7,943,500)
                                                              -------------    -------------    -------------    -------------

Net increase (decrease) ...................................     (40,391,918)      89,455,428        1,283,186       (1,868,782)
                                                              =============    =============    =============    =============

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
             BOND                            TAX-FREE                     MINNESOTA TAX-FREE
             FUND                           INCOME FUND                      INCOME FUND
------------------------------    ------------------------------    ------------------------------

  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
     2001            2000             2001             2000             2001             2000
-------------    -------------    -------------    -------------    -------------    -------------

$     859,816    $     757,632    $  27,735,578    $  38,573,289    $   8,934,818    $  11,493,239
       26,227         (502,006)      (8,064,871)     (10,666,334)        (912,066)      (3,798,169)

      475,627         (148,558)      25,528,464      (55,497,204)       5,730,445      (15,569,670)
-------------    -------------    -------------    -------------    -------------    -------------


    1,361,670          107,068       45,199,171      (27,590,249)      13,753,197       (7,874,600)
-------------    -------------    -------------    -------------    -------------    -------------

     (858,644)        (757,632)     (27,735,578)     (38,573,289)      (8,934,818)     (11,493,239)
           --          (28,000)              --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------

     (858,644)        (785,632)     (27,735,578)     (38,573,289)      (8,934,818)     (11,493,239)
-------------    -------------    -------------    -------------    -------------    -------------

    3,373,014        3,453,526      129,339,643      311,825,160       67,132,605      163,224,819
      738,688          756,779       21,827,773       32,918,780        6,755,125        9,619,454
   (3,495,218)      (3,289,443)    (248,995,454)    (591,384,797)     (70,429,434)    (251,845,830)
-------------    -------------    -------------    -------------    -------------    -------------


      616,484          920,862      (97,828,038)    (246,640,857)       3,458,296      (79,001,557)
-------------    -------------    -------------    -------------    -------------    -------------

    1,119,510          242,298      (80,364,445)    (312,804,395)       8,276,675      (98,369,396)

   12,161,979       11,919,681      582,548,784      895,353,179      172,905,379      271,274,775
-------------    -------------    -------------    -------------    -------------    -------------
$  13,281,489    $  12,161,979    $ 502,184,339    $ 582,548,784    $ 181,182,054    $ 172,905,379
=============    =============    =============    =============    =============    =============

$  13,463,402    $  12,846,918    $ 533,335,166    $ 631,163,204    $ 190,617,183    $ 187,158,887

           --           (1,172)           8,043            8,043               --               --

     (501,013)        (527,240)     (18,808,374)     (10,743,503)      (4,746,013)      (3,833,947)

      319,100         (156,527)     (12,350,496)     (37,878,960)      (4,689,116)     (10,419,561)
-------------    -------------    -------------    -------------    -------------    -------------

$  13,281,489    $  12,161,979    $ 502,184,339    $ 582,548,784    $ 181,182,054    $ 172,905,379
=============    =============    =============    =============    =============    =============


      355,714          356,714       13,376,296       31,463,068        6,823,946       16,157,253
       77,800           78,917        2,260,285        3,343,625          688,320          956,782
     (367,999)        (344,744)     (25,797,669)     (60,141,854)      (7,183,206)     (25,049,829)
-------------    -------------    -------------    -------------    -------------    -------------

       65,515           90,887      (10,161,088)     (25,335,161)         329,060       (7,935,794)
=============    =============    =============    =============    =============    =============

                See accompanying notes to financial statements on pages 54 - 57.

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

          ----------------- ----------------------------------------------------
                FUND                      INVESTMENT OBJECTIVE
          ----------------- ----------------------------------------------------
             Money Market     Maximum current income with the preservation of
                              capital and maintenance of liquidity.
          ----------------- ----------------------------------------------------
           U.S. Government    High current income and safety of principal
             Securities
          ----------------- ----------------------------------------------------
                Bond          Maximize total return, consistent with the
                              preservation of capital.
          ----------------- ----------------------------------------------------
           Tax-Free Income    High level of current income that is exempt from
                              federal income tax, consistent with the
                              preservation of capital.
          ----------------- ----------------------------------------------------
              Minnesota       High level of current income that is exempt from
           Tax-Free Income    federal regular income tax and Minnesota regular
                              personal income tax, consistent with the preserva-
                              tion of capital.
          ----------------- ----------------------------------------------------

      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

      Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

      Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are

54
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      subject to market fluctuations and may increase or decrease in value prior to delivery, and the Fund maintains, in a segregated account with its custodian, assets with a market value greater than the amount of its purchase commitments. As of March 31, 2001, the Tax-Free Income Fund had entered into when-issued or forward commitments of $642,221.

      The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

      For federal income tax purposes the Minnesota Tax-Free Income, Tax-Free Income, Bond , and U.S. Government Securities Income Funds have capital loss carryovers of $4,744,962, $18,785,504, $500,947, and $2,733,841,
      respectively at March 31, 2001, which, if not offset by subsequent capital gains, will begin to expire in the years 2004 - 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2001, were as follows:

                                            Purchases($)      Proceeds($)
                                            ------------      -----------
      U.S. Government Securities Fund        87,989,670        77,293,809
      Bond Fund                              11,562,324        10,775,857
      Tax-Free Income Fund                   61,975,986       140,618,793
      Minnesota Tax-Free Income Fund         36,636,765        23,461,285

      For Money Market Fund during the period ended March 31, 2001 purchases of and proceeds from sales and maturities of investment securities aggregated $4,277,074,915 and $4,334,477,783, respectively.


(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                        Average
                                                         Daily
                                                       Net Assets
                                                       ----------
      Bond Fund                                          .80%
      Tax-Free Income Fund                               .80%
      Minnesota Tax-Free Income Fund                     .80%

                                               First              Over
                                            $50 Million        $50 Million
                                            -----------        -----------
      Money Market Fund                        .80%               .60%
      U.S. Government Securities Fund         1.00%               .80%


      For the period October 1, 1993, through December 31, 2001, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate

----------------------------------------------------------------------- [LOGO]

      of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      For the period October 1, 1993, through December 31, 2001, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2001, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      As of March 31, 2001, the Bond Fund had invested $30,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2001:

                                                                % Shares
                                                   Shares      Outstanding
                                                   ------      -----------
                         Money Market Fund     55,902,635         50.6
           U.S. Government Securities Fund        247,172          1.7
                                 Bond Fund        102,489          7.6
                      Tax-Free Income Fund      1,593,082          3.1
            Minnesota Tax-Free Income Fund        589,218          3.3


(4)   FINANCIAL HIGHLIGHTS

      Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 58 through 62.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                Years Ended March 31,
                                                  ----------------------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  0.06           0.05           0.05           0.05           0.05
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                     0.06           0.05           0.05           0.05           0.05
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            (0.06)         (0.05)         (0.05)         (0.05)         (0.05)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                      $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                               6.00%          5.05%          4.99%          5.29%          5.04%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)           $110,505       $150,897       $ 61,442       $ 43,111       $ 32,668

RATIOS:
   Expenses to average daily net assets                   0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)
   Net investment income to average daily net assets      5.88%(2)       5.05%(2)       4.84%(2)       5.12%(2)       4.93%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2001, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $249,802, $187,726, $126,552, $98,857, and
     $78,042, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .67%, .71%, .80%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 5.71%, 4.84%, 4.54%, 4.82%, and 4.63%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                     Years Ended March 31,
                                                       ----------------------------------------------------------------------------
                                                               2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $  10.22       $  10.51       $  10.63       $  10.28       $  10.47
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .65            .59            .54            .63            .65
   Net realized and unrealized gains
     (losses) on investments                                    .37           (.29)          (.01)           .35           (.19)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.02            .30            .53            .98            .46
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.65)          (.59)          (.54)          (.63)          (.65)
   From realized gains                                           --             --           (.11)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.65)          (.59)          (.65)          (.63)          (.65)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $  10.59       $  10.22       $  10.51       $  10.63       $  10.28
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   10.34%          2.92%          5.05%          9.70%          4.55%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $154,356       $135,841       $159,330       $103,868       $ 73,394

RATIOS:
   Expenses to average daily net assets                        0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
   Net investment income to average daily net assets           6.30%(2)       5.66%(2)       5.06%(2)       5.93%(2)       6.30%(2)
Portfolio turnover rate (excluding short-term securities)     55.53%         98.17%         86.16%         50.67%         85.21%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the years ended March 31, 2001, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $99,726, $100,000, $100,000, $100,000, and $99,999, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .87%, .86%, .87%, .91%, and .97% for these periods and the ratio of net investment income to average daily net assets would have been 6.23%, 5.60%, 4.99%, 5.82%, and 6.13%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                     Years Ended March 31
                                                       ----------------------------------------------------------------------------
                                                               2001           2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $   9.57       $  10.39       $  10.41       $   9.98       $   9.88
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .51            .51            .51            .54            .56
   Net realized and unrealized gains
     (losses) on investments                                    .33           (.82)           .03            .50            .10
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .84           (.31)           .54           1.04            .66
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.51)          (.51)          (.51)          (.54)          (.56)
   From realized gains                                           --             --           (.05)          (.07)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.51)          (.51)          (.56)          (.61)          (.56)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $   9.90       $   9.57       $  10.39       $  10.41       $   9.98
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    9.02%         (2.98%)         5.30%         10.69%          6.82%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $502,184       $582,549       $895,353       $519,579       $342,540

RATIOS:
   Expenses to average daily net assets                        0.74%(2)       0.70%(2)       0.71%(2)       0.76%(2)       0.79%(2)
   Net investment income to average daily net assets           5.27%(2)       5.15%(2)       4.90%(2)       5.29%(2)       5.63%(2)
Portfolio turnover rate (excluding short-term securities)     12.14%         24.72%         14.27%         21.40%         25.34%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2001, 2000, 1999, 1998, and 1997, the investment adviser voluntarily absorbed $303,954, $749,173, $621,348 $171,504, and $46,819, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 5.21%, 5.05%, 4.81%, 5.25%, and 5.62%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS


                                                                                 Years Ended March 31,
                                                        -----------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $   9.73     $  10.55     $  10.49     $  10.14     $  10.09
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                         .52          .52          .51          .55          .57
   Net realized and unrealized gains
     (losses) on investments                                     .28         (.82)         .06          .35          .05
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .80         (.30)         .57          .90          .62
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.52)        (.52)        (.51)        (.55)        (.57)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  10.01     $   9.73     $  10.55     $  10.49     $  10.14
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     8.43%       (2.84%)       5.58%        9.07%        6.26%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $181,182     $172,905     $271,275     $143,634     $ 93,976

RATIOS:
   Expenses to average daily net assets                         0.80%        0.80%        0.80%        0.80%        0.80%
   Net investment income to average daily net assets            5.27%        5.16%        4.83%        5.32%        5.56%
Portfolio turnover rate (excluding short-term securities)      14.59%       18.50%       13.67%       17.58%       17.16%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Years Ended March 31,
                                                         ----------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  9.43      $  9.95      $ 10.03      $  9.62      $  9.83
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                         .64          .58          .54          .63          .64
   Net realized and unrealized gains
     (losses) on investments                                     .37         (.50)        (.02)         .43         (.14)
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                           1.01          .08          .52         1.06          .50
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.64)        (.58)        (.54)        (.63)        (.64)
   From realized gains                                            --         (.02)        (.06)        (.02)        (.07)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.64)        (.60)        (.60)        (.65)        (.71)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  9.80      $  9.43      $  9.95      $ 10.03      $  9.62
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    11.18%        0.93%        5.30%       11.22%        5.21%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $13,281      $12,162      $11,920      $10,706      $ 6,403

RATIOS:
   Expenses to average daily net assets                         0.80%        0.80%        0.80%        0.80%        0.80%
   Net investment income to average daily net assets            6.79%        6.06%        5.34%        6.31%        6.52%
Portfolio turnover rate (excluding short-term securities)      89.65%      131.67%       89.29%       76.15%      128.06%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
----------------------------------------------------------------------- [LOGO]
FEDERAL INCOME TAX INFORMATION

   We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                 LONG-TERM                                                            LONG-TERM
                                  ORDINARY        CAPITAL                                            ORDINARY          CAPITAL
FUND AND PAYABLE DATE            INCOME (a)       GAIN (b)       FUND AND PAYABLE DATE              INCOME (a)         GAIN (b)
----------------------------    ------------    -------------    -------------------------------   -------------     ------------
Money Market Fund                                                U.S. Government Securities Fund
   April 30, 2000                  $0.00423           $ ----        April 30, 2000                     $0.04942           $ ----
   May 31, 2000                     0.00527             ----        May 31, 2000                        0.06051             ----
   June 30, 2000                    0.00501             ----        June 30, 2000                       0.05434             ----
   July 31, 2000                    0.00526             ----        July 31, 2000                       0.05310             ----
   August 31, 2000                  0.00523             ----        August 31, 2000                     0.05495             ----
   September 30, 2000               0.00503             ----        September 30, 2000                  0.05444             ----
   October 31, 2000                 0.00524             ----        October 31, 2000                    0.05432             ----
   November 30, 2000                0.00504             ----        November 30, 2000                   0.05541             ----
   December 31, 2000                0.00485             ----        December 31, 2000                   0.05035             ----
   January 31, 2001                 0.00528             ----        January 31, 2001                    0.05761             ----
   February 28, 2001                0.00400             ----        February 28, 2001                   0.05358             ----
   March 31, 2001                   0.00398             ----        March 31, 2001                      0.05368             ----
                                ------------     ------------                                      -------------     ------------
                                   $0.05842 (c)     $0.00000                                           $0.65171 (c)     $0.00000
                                ============     ============                                      =============     ============

Bond Fund                                                        Tax-Free Income Fund
   April 30, 2000                  $0.04936           $ ----        April 30, 2000                     $0.03905           $ ----
   May 31, 2000                     0.05531             ----        May 31, 2000                        0.04633             ----
   June 30, 2000                    0.05270             ----        June 30, 2000                       0.04203             ----
   July 31, 2000                    0.05063             ----        July 31, 2000                       0.04173             ----
   August 31, 2000                  0.05484             ----        August 31, 2000                     0.04174             ----
   September 30, 2000               0.05334             ----        September 30, 2000                  0.04178             ----
   October 31, 2000                 0.05161             ----        October 31, 2000                    0.04535             ----
   November 30, 2000                0.05465             ----        November 30, 2000                   0.04174             ----
   December 31, 2000                0.05485             ----        December 31, 2000                   0.04114             ----
   January 31, 2001                 0.05655             ----        January 31, 2001                    0.04597             ----
   February 28, 2001                0.05392             ----        February 28, 2001                   0.03990             ----
   March 31, 2001                   0.05691             ----        March 31, 2001                      0.04229             ----
                                ------------    -------------                                      -------------     ------------
                                   $0.64467 (c)     $0.00000                                           $0.50905 (d)     $0.00000
                                ============    =============                                      =============     ============

Minnesota Tax-Free Income Fund
   April 30, 2000                   0.03929             ----        (a)  Includes distributions of short-term gains, if any, which
   May 31, 2000                     0.04705             ----             are taxable as ordinary income.
   June 30, 2000                    0.04244             ----
   July 31, 2000                    0.04378             ----        (b)  Taxable as long-term gain (20%).
   August 31, 2000                  0.04542             ----
   September 30, 2000               0.04332             ----        (c)  Taxable as dividend income and does not qualify for
   October 31, 2000                 0.04455             ----             deduction by corporations.
   November 30, 2000                0.04281             ----        (d)  100% of dividends were derived from interest on tax-exempt
   December 31, 2000                0.04146             ----             securities. This portion of exempt-interest dividends is
   January 31, 2001                 0.04502             ----             exempt from federal taxes and should not be included in
   February 28, 2001                0.04054             ----             shareholders' gross income. Exempt-interest dividends maybe
   March 31, 2001                   0.04206             ----             subject to state and local taxes. Each shareholder should
                                ------------    -------------            consult a tax adviser about reporting this income for state
                                   $0.51774 (d)     $0.00000             and local tax purposes.
                                ============    =============

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 24, 2000. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 25, 2000 and the results of the shareholders' vote at the October 24, 2000 meeting were as follows:

1.       Election of Directors:
                                                     For          Withheld
                                                     ---          --------
         Eugene C. Sit
               U.S. Government Securities         10,665,066        36,609
               Money Market                      143,953,306        30,220
               Tax-Free Income                    42,633,255       361,187
               MN Tax-Free Income                 12,642,972        33,259
               Bond                                1,109,533        11,246

         William E. Frenzel
               U.S. Government Securities         10,651,680        49,994
               Money Market                      143,816,800       166,726
               Tax-Free Income                    42,142,325       852,118
               MN Tax-Free Income                 12,629,763        46,458
               Bond                                1,109,533        11,246

         John E. Hulse
               U.S. Government Securities         10,653,222        48,452
               Money Market                      143,950,799        32,727
               Tax-Free Income                    42,619,178       375,264
               MN Tax-Free Income                 12,631,773        44,458
               Bond                                1,109,533        11,246

         Sidney L. Jones
               U.S. Government Securities         10,650,803        50,872
               Money Market                      143,950,799        32,727
               Tax-Free Income                    42,600,648       393,795
               MN Tax-Free Income                 12,641,297        34,934
               Bond                                1,109,533        11,246

----------------------------------------------------------------------- [LOGO]


                                                     For          Withheld
                                                     ---          --------
         Peter  L. Mitchelson
               U.S. Government Securities         10,650,296        51,378
               Money Market                      143,953,306        30,220
               Tax-Free Income                    42,639,718       354,724
               MN Tax-Free Income                 12,644,060        32,171
               Bond                                1,109,533        11,246

         Donald W. Phillips
               U.S. Government Securities         10,653,586        48,089
               Money Market                      143,953,306        30,220
               Tax-Free Income                    42,639,358       355,085
               MN Tax-Free Income                 12,640,864        35,367
               Bond                                1,109,533        11,246

         Michael C. Brilley
               U.S. Government Securities         10,651,805        49,869
               Money Market                      143,953,306        30,220
               Tax-Free Income                    42,554,553       439,889
               MN Tax-Free Income                 12,644,652        31,578
               Bond                                1,109,533        11,246


2.       Ratification of KPMG LLP as independent auditors for the Funds:

                                             For         Against       Abstain
                                             ---         -------       -------

         U.S. Government Securities      10,609,342       22,160        70,172
         Money Market                   143,697,741       42,459       243,325
         Tax-Free Income                 42,430,876      181,267       382,299
         MN Tax-Free Income              12,541,032       11,156       124,042
         Bond                             1,120,328            0           451

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS REPORT




The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:


     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 2001; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2001 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.




                                            KPMG LLP

Minneapolis, Minnesota
May 4, 2001

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Directors:

                    Eugene C. Sit, CFA
                    Peter L. Mitchelson, CFA
                    Michael C. Brilley
                    John E. Hulse
                    Sidney L. Jones
                    Donald W. Phillips
                    William E. Frenzel

Director Emeritus:

                    Melvin C. Bahle

Bond Funds Officers:

                    Eugene C. Sit, CFA         Chairman
                    Peter L. Mitchelson, CFA   Vice Chairman
                    Michael C. Brilley         Senior Vice President
                    Debra A. Sit, CFA          Vice President - Investments
                    Bryce A. Doty, CFA(1)      Vice President - Investments
                    Paul J. Jungquist, CFA(2)  Vice President - Investments
                    Michael P. Eckert          Vice President - Institutional
                                                  Client Group
                    Shelley Shutes             Vice President - Shareholder
                                                  Services
                    Michael J. Radmer          Secretary
                    Paul E. Rasmussen          Vice President & Treasurer
                    Carla J. Rose              Vice President - Assistant
                                                  Secretary & Assistant
                                                  Treasurer
                    Kelly K. Orning            Assistant Secretary and Assistant
                                                  Treasurer


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund and Minnesota Tax-Free Income Fund only.

  [LOGO] -----------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

   Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8.2 billion for some of America's largest corporations, foundations and endowments.

   Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

   Sit Mutual Funds offer:
        *  Free telephone exchange
        *  Dollar-cost averaging through an automatic investment plan
        *  Electronic transfer for purchases and redemptions
        *  Free check writing privileges on bond funds
        *  Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

ANNUAL REPORT BOND FUNDS

YEAR ENDED MARCH 31, 2001


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 WELLS FARGO CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 WELLS FARGO CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC INC.
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS

KPMG LLP
4200 WELLS FARGO CENTER
MINNEAPOLIS,MN 55402


LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS